UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-2668
Oppenheimer AMT - Free Municipals
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  July 31
Date of reporting period:  07/31/2008

Item 1.  Reports to Stockholders.

OPPENHEIMER AMT-FREE MUNICIPALS

July 31, 2008

Oppenheimer
AMT-Free Municipals

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

"After 25 years in the business of municipal fund management, I still don't pretend to have seen it all. But, allowing tax-free yields to compound over time has clearly been a winning strategy for shareholders."

— **Ronald H. Fielding**, Chief Strategist, Senior Vice President and Senior Portfolio Manager, **OppenheimerFunds/Rochester**

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Top Ten Categories

Special Assessment	24.3%
Tobacco—Master Settlement Agreement	20.2
Tax Increment Financing	7.5
Hospital/Health Care	6.5
Multifamily Housing	6.1
Special Tax	5.4
Gas Utilities	3.9
Higher Education	3.5
Education	3.3
Adult Living Facilities	2.8
Portfolio holdings are subject to change. Percentages are as of July 31, 2008, and are based on the total market value of investments.
Credit Allocation

AAA	12.4%
AA	11.0
A	6.6
BBB	49.0
BB or lower	21.0
Allocations are subject to change. Percentages are as of July 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 50.88% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.

15 | OPPENHEIMER AMT-FREE MUNICIPALS

TOP HOLDINGS AND ALLOCATIONS
Top Ten States

Florida	26.7%
Texas	14.2
California	11.7
Ohio	9.1
Georgia	7.4
Illinois	6.7
New Jersey	5.0
Arizona	4.6
Washington	4.5
Missouri	4.2
Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2008, and are based on net assets.

16 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. In a 12-month period marked by significant turbulence in global credit markets and by broad price volatility as investors adjusted their perspectives on risk tolerance, the net asset value (NAV) of Oppenheimer AMT-Free Municipals’ Class A shares fell sharply and the Fund’s total returns were negative. As of July 31, 2008, the Fund nonetheless provided the highest level of tax-free income among its peer funds and more income, on a tax-equivalent basis, than many other fixed-income alternatives. Based on the distribution for the 28-day accrual period ended July 22, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 6.55% at NAV.
     Oppenheimer AMT-Free Municipals distributed dividends of 49.5 cents per Class A share this reporting period, including a small amount of ordinary income. The monthly dividend distribution per Class A share of Oppenheimer AMT-Free Municipals increased to 4.05 cents in September 2007, to 4.1 cents in January 2008 and to 4.3 cents in May 2008. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had more than 1,125 holdings and an overall credit quality of BBB-plus. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, default rates on municipal bonds in general and in this Fund in particular continue to be extremely low relative to the default rates on other fixed-income instruments. The default rate on investments in this portfolio remained in line with our expectations, and we remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 23 to 25 show, the Fund’s total returns were negative this reporting period as investors grew increasingly concerned about risk and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities the Fund favors than to our Fund’s benchmark.
     In the Highways/Commuter Facilities sector, which comprised less than one-half of 1% of the Fund’s market value on July 31, 2008, one acquisition in particular illustrates how the Fund benefited from its entry into the auction rate securities (ARS) market. An ARS is a long-term municipal security with an interest rate that resets at a specific frequency (typically 7 to 35 days) through an auction process. Many municipal auctions failed this

17 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
reporting period because bidders were in short supply. These auction failures created financial headaches for investors who bought bonds with the assumption that their investments would remain highly liquid, and they also pushed the short-term rates on some bonds into the double digits. Intrigued by the opportunity to purchase high-yielding bonds, we applied our credit research expertise to the municipal auction inventory and identified some highly attractive bonds with resetting rates. For example, in February 2008, the Fund purchased a bond issued by the CO E-470 Public Highway Authority, which operates the 47-mile toll road that runs along the eastern perimeter of Denver. This bond was attractive because it was insured by MBIA and offered an initial rate of 10%. The bond was called at par in May 2008 and, despite its brief tenure in the portfolio, helped the Fund deliver high levels of tax-free yield to investors this reporting period. By July 31, 2008, billions of dollars of municipal auction rate securities had been refinanced into lower-yielding credit structures, and the municipal auctions became far less attractive to yield-seeking investors. The Fund’s participation in the municipal auctions, we believe, demonstrates the Rochester investment team’s flexibility and responsiveness to evolving market conditions.
     During this reporting period, which was characterized by credit spread widening, prices fell on our investments in many credit-sensitive sectors. Credit spreads are said to be widening when the yield difference between higher-rated securities and lower-rated ones increases, causing the prices for BBB-rated, lower-rated and unrated securities to fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund continued to maintain sizable holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. The Rochester investment team was among the early believers in the structural and yield advantages of these types of bonds, which are backed by state and/or territory proceeds from a national litigation settlement with tobacco manufacturers. To date, MSA payments to the states and territories have been in line with projections made at the outset of this landmark agreement.1 At the end of this reporting period, MSA-backed tobacco bonds accounted for nearly one-fifth of Fund investments and comprised the Fund’s second largest sector.

1. Bond investments may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

18 | OPPENHEIMER AMT-FREE MUNICIPALS

     As they faced considerable pricing pressure this reporting period, MSA-backed tobacco bonds underperformed other securities with similar ratings. The following factors, we believe, were significant: a general widening of credit spreads, to which tobacco bonds are inherently more sensitive; an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority; and Standard & Poor’s announcement about changing its assessment of 11 tobacco bonds to negative watch, from negative outlook. Pricing pressure remained persistent even as Fitch Ratings upgraded the ratings of nearly 240 MSA-backed tobacco bonds. As first announced in January 2008, Fitch raised the majority of these bonds to a rating of BBB-plus, the highest rating it gives for these securities. We believe that the price volatility this reporting period was primarily related to technical issues, not fundamental ones, and that the sector should continue to provide attractive, long-term benefits to our yield-seeking investors.
     A pre-refunding of MSA-backed tobacco bonds, for example, provides a particularly good example of the long-term benefits that can accrue to shareholders.2 Late in this reporting period, the South Carolina Tobacco Settlement Management Authority announced a pre-refunding of MSA-backed bonds that had been scheduled to mature in 2030. The bonds this Fund held had an average, tax-free yield of 5.77% and were sold at a gain after the pre-refunding was announced. As is our practice, the Fund seeks to minimize the aggregate tax consequences, if any, from these types of transactions. We believe that pre-refundings like this one demonstrate how our yield-oriented investment strategy can result in favorable yields as well as price appreciation for individual bonds, both contributing to a Fund’s total return.
     We are also confident that the long-term impact of tobacco-related court cases should remain negligible, even if some headline-induced volatility occurs. The latest headlines, in fact, have been quite favorable. In early April, a three-judge panel in federal appeals court reversed an earlier decision that had granted class-action status to smokers of “light” cigarettes. The panel ruled that individual cases were too distinct from one another to qualify as a “class.” In June, the U.S. Supreme Court announced that it would take a third look at a long-running dispute between the family of a deceased smoker and Philip Morris. Twice before, the Supreme Court has ruled that the punitive damages awarded in Oregon were excessive. The Supreme Court’s recent decision to lower the

2. A pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new issue are escrowed in U.S. Government bonds and, because credit or call uncertainty has been eliminated, the original bond’s price generally rises significantly.

19 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
punitive damages awarded in the Exxon-Valdez case, we believe, bodes well for the tobacco manufacturer. The Philip Morris case is expected to be on the Supreme Court’s fall docket.
     In our experience, interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities.
     During this reporting period, the Fund increased its diverse holdings in land development bonds (“dirt bonds”), whose proceeds finance the infrastructure requirements of new real estate development. These Special Tax and Special Assessment holdings represented 29.7% of the Fund’s market value as of July 31, 2008. The Fund’s holdings represent a diversity of projects, developers and locations as well as projects at different stages of completion. Our credit analysis during this reporting period confirmed our long-standing belief that the fundamentals in these sectors remain intact, despite the recent challenges in the national housing market and some reports of temporary payment interruptions on these types of bonds.
     Carefully researched “dirt bonds,” we believe, can provide significant yield advantages for Fund investors. Interest payments are made using the proceeds from the collected tax or assessment and are on parity with property taxes and senior to any mortgage on the property. Whoever owns the land is responsible for the tax and assessment payments, and these payments have a lien ahead of any mortgage. The value of the land is factored into each bond’s unique structure, and we believe it would be highly unlikely that the value would fall so precipitously and permanently that it would become of no interest to any developer. In our experience, for every financially troubled developer who might have to walk away from a half-built project, there are countless others who are eager to negotiate a better deal with community leaders, resume the work and assume the debt-service obligations.
     Recent news reports about languishing housing developments or bankrupt home-building companies have fostered some concerns about the long-term viability of all sorts of real estate-related investments, and the prices in these two sectors have declined. Despite the recent underperformance of these sectors, we remain confident in the structural and yield advantages of the “dirt bonds” this Fund holds. Our recent investments, in particular, we believe should provide significant benefits to shareholders because they offered very competitive yields at attractive prices. In time, we expect the housing crisis will abate and these high-yielding bonds will command higher prices in the market.

20 | OPPENHEIMER AMT-FREE MUNICIPALS

     In addition, the Fund included securities in the multifamily housing sectors, which constituted 6.1% of the portfolio’s market value as of July 31, 2008. We believe our multifamily housing bonds represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period.
     During the latter half of this reporting period, many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period and, as a result, the prices of many insured bonds fell, regardless of the strength of the underlying credit. The bond insurers’ woes were not based on their practice of insuring municipal bonds, which arguably do not need to be insured, but on the insurers’ exposure to sub-prime mortgages. As of July 31, 2008, nearly 7.5% of the Fund’s assets were insured by ACA Financial Guaranty Corporation. In December 2007, after the insurer lost its investment-grade status, the prices of these bonds declined. These assets were quickly re-evaluated by our in-house credit research team. Instead of applying the insurer’s own credit rating to the insured bond, the team gave each insured holding an internal rating based on the actual credit quality of the underlying security. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. With generally higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, these securities helped the Fund provide higher dividends this reporting period as the yield curve steepened. However, these securities often face greater price volatility than comparable fixed-rate bonds, and the volatility this reporting period detracted from the Fund’s overall performance.
     The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally

21 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. The PLN structure can deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in a diverse basket of bonds with this structure.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

22 | OPPENHEIMER AMT-FREE MUNICIPALS

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 26 for further information.

23 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

24 | OPPENHEIMER AMT-FREE MUNICIPALS

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 26 for further information.

25 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of Oppenheimer AMT-Free Municipals. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/27/76. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75% except where noted.
Class B shares of the Fund were first publicly offered on 3/16/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

26 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in

27 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2008	July 31, 2008	July 31, 2008
Class A	$1,000.00	$908.10	$7.96
Class B	1,000.00	904.10	11.86
Class C	1,000.00	904.30	11.58

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.56	8.41
Class B	1,000.00	1,012.48	12.54
Class C	1,000.00	1,012.78	12.23
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, based on the 6-month period ended July 31, 2008 are as follows:

Class	Expense Ratios
Class A	1.67%
Class B	2.49
Class C	2.43
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

28 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS July 31, 2008

Principal
Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—126.7%
Alabama—0.4%
$30,000	AL 21st Century Authority Tobacco Settlement[1]	5.500%	12/01/2021	$28,423
50,000	AL DCH Health Care Authority (Health Care Facilities)[1]	5.000	06/01/2021	50,339
15,000	AL HFA (Pelican)[1]	6.550	03/20/2030	15,014
1,460,000	AL Space Science Exhibit Finance Authority	6.000	10/01/2025	1,300,334
35,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)[1]	5.625	11/15/2015	35,656
15,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)[1]	5.875	11/15/2024	14,921
160,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.125	12/01/2025	154,846
15,000	Birmingham, AL Special Care Facilities (Children’s Hospital of Alabama)[1]	5.500	06/01/2022	15,174
90,000	Birmingham, AL Special Care Facilities Financing Authority (Daughters of Charity)[1]	5.000	11/01/2025	90,138
245,000	Cooperative District, AL Fort Deposit	6.000	02/01/2036	217,308
185,000	Fayette, AL Waterworks[1]	5.250	10/01/2016	185,786
415,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)	5.100	05/01/2016	411,016
10,000	Jefferson County, AL Sewer[1]	4.500	02/01/2012	7,527
100,000	Jefferson County, AL Sewer[1]	5.000	02/01/2018	74,067
150,000	Jefferson County, AL Sewer[1]	5.000	02/01/2020	110,768
4,060,000	Jefferson County, AL Sewer[1]	5.375	02/01/2027	2,978,457
35,000	Jefferson County, AL Sewer[1]	5.625	02/01/2018	25,936
280,000	Jefferson County, AL Sewer[1]	5.625	02/01/2022	206,410
15,000	Lauderdale County & Florence, AL Health Care Authority (Coffee Health Group)[1]	5.250	07/01/2024	15,218
15,000	Montgomery, AL Special Care Facilities Financing Authority (Baptist Medical Center)[1]	5.375	09/01/2019	15,746
1,500,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[1]	5.000	06/01/2026	1,274,895

				7,227,979

Alaska—1.9%
10,000	AK HFC[1]	5.200	06/01/2021	10,168
65,000	AK HFC (Veterans Mtg.)	6.150	06/01/2039	65,668
8,000,000	AK HFC, Series A2	5.000	12/01/2033	7,920,160
135,000	AK HFC, Series A	6.000	06/01/2049	136,948
10,000,000	AK HFC, Series C2	5.250	06/01/2032	10,026,150
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)	6.150	08/01/2031	648,975
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	5.875	12/01/2027	528,540

F1 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Alaska Continued
$500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	6.000%	12/01/2036	$432,395
14,000,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2032	10,603,880
11,005,000	AK Northern Tobacco Securitization Corp. (TASC)	5.000	06/01/2046	7,798,253

				38,171,137

Arizona—4.6%
1,000,000	Buckeye, AZ Watson Road Community Facilities District	5.750	07/01/2022	901,830
1,900,000	Buckeye, AZ Watson Road Community Facilities District	6.000	07/01/2030	1,640,118
200,000	Centerra, AZ Community Facilities District	5.150	07/15/2031	164,624
577,950	Central AZ Irrigation & Drain District, Series A	6.000	06/01/2013	578,372
200,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625	07/15/2025	181,884
100,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800	07/15/2030	89,146
527,000	Festival Ranch, AZ Community Facilities District	5.750	07/01/2032	479,032
595,000	Festival Ranch, AZ Community Facilities District	5.800	07/15/2032	544,407
250,000	Gladden Farms, AZ Community Facilities District	5.500	07/15/2031	214,688
800,000	Litchfield Park, AZ Community Facility District	6.375	07/15/2026	794,064
1,560,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	1,514,308
2,000,000	Maricopa County, AZ IDA (Christian Care Mesa II)[1]	6.625	01/01/2034	1,845,220
500,000	Maricopa County, AZ IDA (Immanuel Campus Care)	8.500	04/20/2041	476,330
1,500,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	11/01/2018	1,511,610
785,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	752,823
1,035,000	Maricopa County, AZ School District No. 24 (Gila Bend)	5.500	07/01/2022	1,019,630
200,000	Marley Park, AZ Community Facilities District	5.300	07/15/2031	188,456
497,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.300	07/01/2030	418,370
375,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	315,236
980,000	Palm Valley, AZ Community Facility District No. 3	5.800	07/15/2032	874,934
5,535,000	Phoenix, AZ IDA (Christian Care)[1]	5.500	07/01/2035	4,937,995
500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	456,795
775,000	Phoenix, AZ IDA (Summit Apartments)[1]	6.550	07/20/2037	800,854
500,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.300	07/01/2031	484,950
1,400,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.500	07/01/2023	1,414,070
1,315,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.750	07/01/2031	1,325,428
2,050,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	1,763,472
500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	475,980
750,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	698,865
1,025,000	Pima County, AZ IDA (Noah Webster Basic School)[1]	6.125	12/15/2034	988,592
500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	484,445

F2 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
Arizona Continued
$120,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875%		06/01/2033	$103,379
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000		06/01/2036	217,470
2,845,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600		07/01/2023	2,529,148
500,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670		12/01/2027	441,575
650,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750		12/01/2037	551,051
1,000,000	Pima County, AZ IDA (Valley Academy)[1]	6.500		07/01/2038	1,009,750
500,000	Quail Creek, AZ Community Facilities District	5.550		07/15/2030	435,440
23,000,000	Salt Verde, AZ Financial Corp.[2]	5.000		12/01/2037	19,208,335
29,030,000	Salt Verde, AZ Financial Corp.[2]	5.500		12/01/2037	24,726,417
1,000,000	San Luis, AZ Facility Devel. Corp. (Regional Detention Center)	7.000		05/01/2020	903,710
75,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200		07/01/2017	71,963
1,655,000	Tartesso West, AZ Community Facilities District	5.900		07/15/2032	1,497,163
3,000,000	Verrado, AZ Community Facilities District No. 1	5.350		07/15/2031	2,554,980
4,775,000	Verrado, AZ Community Facilities District No. 1[1]	6.500		07/15/2027	4,807,852
1,775,000	Vistancia, AZ Community Facilities District[1]	6.750		07/15/2022	1,829,049
500,000	Westpark, AZ Community Facilities District	5.250		07/15/2031	419,970

					89,643,780

Arkansas—0.2%
2,550,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)	6.250		02/01/2038	2,251,089
50,000	Hot Springs, AR New Public Hsg. Authority[1]	5.125		02/01/2011	52,370
100,000	Independence County, AR Hydroelectric Power[1]	5.300		05/01/2033	66,843
700,000	Pope County, AR Pollution Control (Arkansas Power & Light Company)[1]	6.300		11/01/2020	700,154
15,000	University of Arkansas (Phillips College)[1]	5.000		09/01/2017	15,010

					3,085,466

California—11.7%
1,395,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000		09/01/2027	1,176,724
4,505,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000		09/01/2037	3,639,364
2,220,000	Beaumont, CA Financing Authority, Series B	5.875		09/01/2023	2,211,076
18,800,000	CA Access to Loans for Learning Student Loan Corp.[1]	7.000		01/01/2036	18,317,780
16,500,000	CA County Tobacco Securitization Agency	5.714	[3]	06/01/2046	809,325
7,000,000	CA County Tobacco Securitization Agency	6.500	[3]	06/01/2046	343,350
6,000,000	CA County Tobacco Securitization Agency	6.650	[3]	06/01/2046	273,660
129,820,000	CA County Tobacco Securitization Agency	6.700	[3]	06/01/2050	3,910,178
8,725,000	CA County Tobacco Securitization Agency	7.234	[3]	06/01/2033	1,243,836
38,650,000	CA County Tobacco Securitization Agency	7.550	[3]	06/01/2055	626,130
8,000,000	CA County Tobacco Securitization Agency	7.750	[3]	06/01/2046	364,880

F3 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
California Continued
$2,715,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125%		06/01/2038	$2,051,020
4,060,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	3,067,086
93,000,000	CA County Tobacco Securitization Agency (TASC)	6.650	[3]	06/01/2046	3,916,230
4,335,000	CA Golden State Tobacco Securitization Corp.	5.000		06/01/2036	3,261,524
23,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.000		06/01/2033	18,020,960
65,930,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	0.000	[4]	06/01/2037	36,361,054
5,210,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2033	4,082,087
24,650,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125		06/01/2047	18,197,123
414,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.973	[3]	06/01/2047	18,750,060
110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[3]	06/01/2047	4,623,300
590,000	CA Independent Cities Lease Finance Authority (Morgan Hill-Hacienda Valley)	5.950		11/15/2039	562,246
2,000,000	Corona-Norco, CA Unified School District Community Facilities District No. 04-1	5.200		09/01/2036	1,734,180
2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax	5.000		09/01/2036	1,669,780
1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.200		09/01/2027	872,280
2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.250		09/01/2037	1,687,660
970,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X	5.250		09/01/2037	557,411
420,000	Hemet, CA Unified School District	5.050		09/01/2026	361,553
60,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.625	[3]	06/01/2036	6,652,800
120,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[3]	06/01/2047	5,434,800
360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000	[3]	06/01/2057	6,704,576
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[3]	06/01/2057	4,695,285
2,345,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 14	6.000		09/01/2027	2,228,735
5,175,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 14[1]	6.150		09/01/2037	4,936,122
745,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 14	6.200		09/01/2037	711,713
1,425,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 14	6.200		09/01/2037	1,361,331
1,200,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.125		09/01/2025	1,056,552
1,685,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.200		09/01/2036	1,414,221
1,270,000	Lake Elsinore, CA Special Tax	5.150		09/01/2025	1,158,710
1,195,000	Lake Elsinore, CA Special Tax	5.250		09/01/2030	1,073,265
2,450,000	Lake Elsinore, CA Special Tax	5.250		09/01/2035	2,162,297
F4 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
California Continued
$2,000,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125%		12/01/2024	$1,642,920
4,175,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta Airlines)	6.350		11/01/2025	3,177,008
610,000	Menifee, CA Union School District Special Tax	5.000		09/01/2026	521,861
365,000	Menifee, CA Union School District Special Tax Community Facilities District No. 2006-3	5.000		09/01/2037	296,081
2,500,000	Modesto, CA Special Tax Community Facilities District No. 4	5.150		09/01/2036	2,082,125
660,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000		09/01/2027	561,238
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000		09/01/2037	1,013,975
580,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000		09/01/2026	487,403
1,605,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000		09/01/2037	1,273,824
660,000	Perris, CA Community Facilities District Special Tax No. 2005-1	5.000		09/01/2037	533,181
3,000,000	Redding, CA Electric System COP Linked SAVRS & RIBS[1]	6.368	[5]	07/01/2022	3,539,790
7,000,000	Santa Rosa, CA Rancheria Tachi Yokut Tribe Enterprise[1]	6.625		03/01/2018	6,965,210
13,675,000	Southern CA Tobacco Securitization Authority	6.400	[3]	06/01/2046	623,717
47,250,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	1,989,698
5,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	3,713,600
870,000	Stockton, CA Public Financing Authority, Series A1	5.000		09/01/2023	817,269
2,800,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2031	2,581,908
235,000	Temecula Valley, CA Unified School District Community Facilities District No. 2004	5.000		09/01/2037	198,453
2,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	1,389,900
1,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	644,200
100,000	Victor Valley, CA Union High School District	5.050		09/01/2025	88,705
1,160,000	Victor Valley, CA Union High School District	5.100		09/01/2035	962,580
2,025,000	Westside, CA Unified School District Community Facilities District Special Tax No. 2005-2	5.000		09/01/2036	1,647,338

					229,034,248

Colorado—3.4%
500,000	CO Andonea Metropolitan District No. 2	6.125		12/01/2025	426,330
1,000,000	CO Andonea Metropolitan District No. 3	6.250		12/01/2035	825,210
2,800,000	CO Arista Metropolitan District	6.750		12/01/2035	2,499,392
500,000	CO Beacon Point Metropolitan District	6.125		12/01/2025	434,945
4,580,000	CO Broomfield Village Metropolitan District No. 2[1]	6.250		12/01/2032	4,014,645
970,000	CO Central Marksheffel Metropolitan District	7.250		12/01/2029	957,953
7,200,000	CO Compark Business Campus Metropolitan District[1]	5.600		12/01/2034	6,650,856
F5 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Colorado Continued
$500,000	CO Copperleaf Metropolitan District No. 2	5.850%		12/01/2026	$410,935
625,000	CO Copperleaf Metropolitan District No. 2	5.950		12/01/2036	493,350
500,000	CO Crystal Crossing Metropolitan District	6.000		12/01/2036	402,765
10,000	CO Deer Creek Metropolitan District[1]	5.000		12/01/2026	10,125
500,000	CO Educational & Cultural Facilities Authority (Banning Lewis Ranch Academy)	6.125		12/15/2035	454,550
5,000,000	CO Educational & Cultural Facilities Authority (Inn at Auraria)	6.000		07/01/2042	3,678,000
10,000	CO Educational & Cultural Facilities Authority (University of Northern Colorado)[1]	5.000		07/01/2031	9,799
500,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	393,175
1,000,000	CO Elkhorn Ranch Metropolitan District	6.375		12/01/2035	884,070
500,000	CO Fallbrook Metropolitan District	5.625		12/01/2026	420,695
2,435,000	CO Goodman Metropolitan District	12.000		06/01/2019	3,411,727
10,000	CO Health Facilities Authority (Denver Options)	5.375		02/01/2022	8,894
30,000	CO Health Facilities Authority (Denver Options)	5.625		02/01/2032	25,893
30,000	CO Health Facilities Authority (Northern Colorado Medical Center)[1]	6.000		05/15/2020	31,162
500,000	CO Heritage Todd Creek Metropolitan District	5.500		12/01/2037	376,625
500,000	CO High Plains Metropolitan District	6.250		12/01/2035	412,605
500,000	CO Horse Creek Metropolitan District	5.750		12/01/2036	405,430
500,000	CO Huntington Trails Metropolitan District	6.250		12/01/2036	417,095
1,825,000	CO International Center Metropolitan District No. 3	6.500		12/01/2035	1,499,420
500,000	CO Liberty Ranch Metropolitan District	6.250		12/01/2036	408,805
625,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	461,994
1,000,000	CO Murphy Creek Metropolitan District No. 3	6.000		12/01/2026	826,270
2,850,000	CO Murphy Creek Metropolitan District No. 3	6.125		12/01/2035	2,287,638
2,670,000	CO North Pines Metropolitan District	6.750		12/01/2036	2,545,338
1,545,000	CO North Range Metropolitan District No. 1	5.000		12/15/2024	1,322,505
1,250,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	1,165,125
500,000	CO North Range Metropolitan District No. 2	5.500		12/15/2037	409,930
125,000	CO Potomac Farms Metropolitan District	0.000	[4]	12/01/2023	103,101
750,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	687,008
500,000	CO Prairie Center Metropolitan District No. 3	5.250		12/15/2021	449,435
815,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	691,112
750,000	CO Regency Metropolitan District	5.750		12/01/2036	582,660
20,000	CO Ridges Metropolitan District Mesa County	6.100		10/15/2013	20,059
1,000,000	CO Serenity Ridge Metropolitan District No. 2	7.500		12/01/2034	749,590
270,000	CO Silver Dollar Metropolitan District	5.100		12/01/2030	219,359
500,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	388,440
F6 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Colorado Continued
$1,000,000	CO Sorrell Ranch Metropolitan District	6.750%	12/15/2036	$776,350
685,000	CO Tallgrass Metropolitan District	5.250	12/01/2037	543,883
540,000	CO Tallyns Reach Metropolitan District No. 3	5.100	12/01/2026	466,133
500,000	CO Traditions Metropolitan District No. 2	5.750	12/01/2036	384,255
1,580,000	CO Wheatlands Metropolitan District	6.000	12/01/2025	1,328,448
500,000	CO Wheatlands Metropolitan District	6.125	12/01/2035	405,585
500,000	CO Wildgrass Metropolitan District	6.200	12/01/2034	447,470
250,000	CO Woodmen Heights Metropolitan District No. 1	6.750	12/01/2020	225,855
4,500,000	CO Woodmen Heights Metropolitan District No. 1	7.000	12/01/2030	3,994,065
10,000,000	Ebert, CO Metropolitan District[1]	5.350	12/01/2037	8,832,300
175,000	Fairplay, CO Sanitation District	5.250	12/15/2031	160,661
180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000	12/01/2018	178,699
1,200,000	Kiowa, CO Water and Sewer	5.500	12/01/2030	1,149,348
3,090,000	Loveland, CO Special Assessment	5.625	07/01/2029	2,720,529
1,000,000	Northwest CO Metropolitan District No. 3	6.125	12/01/2025	868,140
1,875,000	Northwest CO Metropolitan District No. 3	6.250	12/01/2035	1,567,369
30,000	University of Colorado Hospital Authority[1]	5.200	11/15/2017	30,200
20,000	University of Colorado Hospital Authority[1]	5.250	11/15/2022	20,013

				66,973,318

Connecticut—0.7%
75,000	CT Devel. Authority (Church Homes)[1]	5.800	04/01/2021	76,624
1,010,000	CT H&EFA (Bridgeport Hospital)[1]	6.625	07/01/2018	1,014,828
50,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[1]	5.250	07/01/2015	50,106
25,000	CT H&EFA (DKH)[1]	5.375	07/01/2016	25,056
220,000	CT H&EFA (DKH/CHHC/HNE Obligated Group)[1]	5.375	07/01/2026	220,279
950,000	CT H&EFA (Hospital for Special Care/HSC Community Services/Foundation of Special Care Obligated Group)[1]	5.250	07/01/2027	893,523
20,000	CT H&EFA (Lawrence & Memorial Hospital)[1]	5.000	07/01/2013	20,036
50,000	CT H&EFA (Middlesex Hospital)[1]	5.125	07/01/2017	50,344
755,000	CT H&EFA (New Britain General Hospital), Series B1	6.000	07/01/2024	765,963
10,000	CT H&EFA (Sacred Heart University)[1]	5.000	07/01/2028	8,953
20,000	CT HFA[1]	5.200	11/15/2021	20,157
60,000	CT HFA[1]	5.600	06/15/2017	60,661
3,000,000	Georgetown, CT Special Taxing District	5.125	10/01/2036	2,266,050
10,150,000	Mashantucket, CT Western Pequot Tribe, Series B1	5.750	09/01/2027	9,024,467

				14,497,047
F7 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Delaware—0.4%
$4,000,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450%		07/01/2035	$3,292,440
255,000	DE EDA (General Motors Corp.)[1]	5.600		04/01/2009	247,054
5,000	DE Health Facilities Authority (Bayhealth Medical Center)[1]	5.200		07/01/2029	5,018
1,000,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000		07/01/2025	840,590
630,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000		07/01/2030	502,620
2,310,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	1,896,256

					6,783,978

District of Columbia—1.0%
180,000	District of Columbia Hospital (MH/NRH/MEDE/MRI/MLTCC/MCAS Obligated Group)[1]	5.750		08/15/2026	180,261
720,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	715,241
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375	[3]	06/15/2046	3,267,263
304,205,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.924	[3]	06/15/2046	14,766,111

					18,928,876

Florida—26.7%
885,000	Aberdeen, FL Community Devel. District	5.250		11/01/2015	778,915
1,000,000	Aberdeen, FL Community Devel. District[1]	5.500		05/01/2036	762,610
700,000	Amelia Walk, FL Community Devel. District Special Assessment	5.500		05/01/2037	547,554
2,000,000	Amelia, FL Concourse Community Devel. District	5.750		05/01/2038	1,559,100
14,860,000	Arborwood, FL Community Devel. District (Centex Homes)[1]	5.250		05/01/2016	13,115,436
1,165,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	902,537
6,750,000	Ave Maria Stewardship, FL Community Devel. District[1]	5.125		05/01/2038	4,992,435
1,530,000	Avelar Creek, FL Community Devel. District	5.375		05/01/2036	1,183,746
435,000	Avignon Villages, FL Community Devel. District[6]	5.300		05/01/2014	277,708
250,000	Avignon Villages, FL Community Devel. District[6]	5.400		05/01/2037	159,423
440,000	Bahia Lakes, FL Community Devel. District	5.450		05/01/2037	338,567
1,620,000	Bainebridge, FL Community Devel. District	5.500		05/01/2038	1,215,535
65,000	Baker County, FL Hospital Authority	5.300		12/01/2023	58,010
7,680,000	Bartram Park, FL Community Devel. District[1]	5.300		05/01/2035	5,858,534
1,865,000	Bay Laurel Center, FL Community Devel. District	5.450		05/01/2037	1,464,286
1,605,000	Baywinds, FL Community Devel. District	5.250		05/01/2037	1,192,467
1,500,000	Beacon Lakes, FL Community Devel. District Special Assessment	6.000		05/01/2038	1,253,970
1,200,000	Beacon Lakes, FL Community Devel. District Special Assessment	6.200		05/01/2038	1,003,536
F8 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$1,775,000	Beacon, FL Tradeport Community Devel. District	7.250%	05/01/2033	$1,787,283
5,990,000	Beacon, FL Tradeport Community Devel. District, Series A1,7	5.625	05/01/2032	5,692,417
115,000	Bluewaters, FL Community Devel. District Special Assessment	6.000	05/01/2035	112,663
2,000,000	Boynton Village, FL Community Devel. District Special Assessment	6.000	05/01/2038	1,617,520
100,000	Brevard County, FL Second Guaranteed Entitlement[1]	5.500	11/01/2014	100,255
25,000	Broward County, FL Educational Facilities Authority (Nova Southeastern University)[1]	5.625	04/01/2034	24,191
2,000,000	Callaway, FL Capital Improvement	5.000	08/01/2026	1,679,720
5,615,000	Callaway, FL Capital Improvement[1]	5.250	08/01/2032	4,629,455
5,520,000	Callaway, FL Capital Improvement[1]	5.250	08/01/2037	4,469,268
200,000	Cape Coral, FL Health Facilities Authority (Gulf Care)[1]	5.625	10/01/2027	193,942
195,000	Cape Coral, FL Health Facilities Authority (Gulf Care)[1]	6.000	10/01/2025	195,043
1,345,000	Cascades, FL Groveland Community Devel. District	5.300	05/01/2036	901,661
3,965,000	Century Gardens at Tamiami, FL Community Devel. District (Century Gardens at Tamiami)	6.125	05/01/2012	3,789,668
6,825,000	Century Gardens at Tamiami, FL Community Devel. District (Century Gardens at Tamiami)[1]	6.250	05/01/2037	5,729,519
350,000	Century Gardens, FL Community Devel. District	5.100	05/01/2037	268,594
3,500,000	Chapel Creek, FL Community Devel. District Special Assessment	5.500	05/01/2038	2,550,030
10,000	Charlotte County, FL Utilities[1]	5.000	10/01/2023	9,947
1,500,000	City Center, FL Community Devel. District	6.000	05/01/2038	1,284,330
1,975,000	Clearwater Cay, FL Community Devel. District	5.500	05/01/2037	1,238,207
355,000	Clearwater, FL Hsg. Authority (Hamptons at Clearwater)	5.350	05/01/2024	319,127
3,585,000	Concorde Estates, FL Community Devel. District	5.850	05/01/2035	3,041,622
1,350,000	Connerton West, FL Community Devel. District	5.125	05/01/2016	1,187,487
1,685,000	Copperstone, FL Community Devel. District	5.200	05/01/2038	1,205,247
2,685,000	Cordoba Ranch, FL Community Devel. District Special Assessment	5.550	05/01/2037	2,113,632
450,000	Coronado, FL Community Devel. District	6.000	05/01/2038	375,305
4,395,000	Creekside, FL Community Devel. District	5.200	05/01/2038	3,215,734
400,000	Crestview II, FL Community Devel. District Special Assessment	5.600	05/01/2037	317,260
875,000	Crosscreek, FL Community Devel. District	5.500	05/01/2017	631,768
425,000	Crosscreek, FL Community Devel. District	5.600	05/01/2039	277,716
5,900,000	Cypress Creek of Hillsborough County, FL Community Devel. District[1]	5.350	05/01/2037	4,503,883
125,000	Dade County, FL Aviation (Miami International Airport)[1]	5.125	10/01/2027	125,531
250,000	Dade County, FL GO (Seaport)[1]	5.450	10/01/2016	251,138
1,495,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000	06/01/2022	1,452,273
100,000	Dade County, FL Special Obligation[1]	5.000	10/01/2035	97,669
F9 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$10,000	Dania, FL Sales Tax[1]	5.000%	10/01/2025	$10,014
25,000	Destin, FL Community Redevel. Agency (Town Center Area)	5.300	05/01/2027	21,233
1,900,000	Double Branch, FL Special Assessment Community Devel. District	6.700	05/01/2034	1,950,198
1,880,000	Dupree Lakes, FL Community Devel. District	5.375	05/01/2037	1,472,172
1,035,000	Durbin Crossing, FL Community Devel. District Special Assessment	5.250	11/01/2015	914,122
10,000	Duval County, FL HFA (CAU Eagles Point North/CAU Cedars Obligated Group)[1]	5.650	07/01/2022	10,039
475,000	East Homestead, FL Community Devel. District	5.000	05/01/2011	453,430
2,445,000	East Homestead, FL Community Devel. District	5.375	05/01/2036	1,977,663
1,365,000	East Homestead, FL Community Devel. District	5.450	11/01/2036	1,116,625
370,000	Easton Park, FL Community Devel. District	5.200	05/01/2037	280,449
500,000	Enclave at Black Point Marina, FL Community Devel. District	5.200	05/01/2014	443,910
250,000	Enclave at Black Point Marina, FL Community Devel. District	5.400	05/01/2037	179,708
50,000	Escambia County, FL Health Facilities Authority (Baptist Manor)[1]	5.125	10/01/2019	48,937
880,000	Fiddler’s Creek, FL Community Devel. District	5.875	05/01/2021	854,577
7,500,000	Fiddler’s Creek, FL Community Devel. District No. 2	6.000	05/01/2038	6,333,450
685,000	FL Capital Trust Agency (AHF Florida LLC)	8.125	10/01/2038	627,871
2,550,000	FL Capital Trust Agency (American Opportunity)[1]	5.875	06/01/2038	2,057,340
5,910,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[1]	7.000	07/15/2032	5,933,522
1,875,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	8.260	07/15/2038	1,881,225
25,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000	08/01/2017	25,045
240,000	FL Gateway Services Community Devel. District (Sun City Center)	6.500	05/01/2033	244,742
950,000	FL Principal One Community Devel. District	5.650	05/01/2035	887,357
60,000	FL State Board of Education[1]	5.000	06/01/2024	60,088
3,960,000	Flora Ridge, FL Educational Facilities Benefit District	5.300	05/01/2037	3,108,679
2,500,000	Fontainbleau Lakes, FL Community Devel. District	6.000	05/01/2015	2,292,075
1,000,000	Fontainbleau Lakes, FL Community Devel. District	6.000	05/01/2038	809,750
1,170,000	Forest Creek, FL Community Devel. District	5.450	05/01/2036	880,097
5,750,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[1]	7.375	03/01/2030	5,431,738
10,000,000	Grand Bay at Doral, FL Community Devel. District[1]	6.000	05/01/2017	8,765,600
3,000,000	Grand Bay at Doral, FL Community Devel. District	6.000	05/01/2039	2,309,910
3,625,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	2,781,644
3,820,000	Harrison Ranch, FL Community Devel. District	5.300	05/01/2038	2,847,619
375,000	Hawks Point, FL Community Devel. District	5.300	05/01/2039	271,721
3,895,000	Heritage Bay, FL Community Devel. District	5.500	05/01/2036	3,007,096
950,000	Heritage Harbour South, FL Community Devel. District	6.500	05/01/2034	966,017
F10 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$200,000	Heritage Isles, FL Community Devel. District	7.100%	10/01/2023	$194,646
1,235,000	Heritage Plantation, FL Community Devel. District	5.400	05/01/2037	915,259
10,000	Hialeah, FL Hsg. Authority[1]	5.800	06/20/2033	10,272
315,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A6	5.500	05/01/2036	211,541
10,000	Highlands County, FL Health Facilities Authority (Adventist)[1]	5.250	11/15/2028	10,199
1,140,000	Highlands, FL Community Devel. District	5.000	05/01/2011	1,076,810
5,700,000	Highlands, FL Community Devel. District[1]	5.550	05/01/2036	4,406,670
745,000	Hillsborough County, FL IDA (Senior Care Group)	6.750	07/01/2029	720,288
25,000	Hillsborough County, FL IDA (Tampa General Hospital)[1]	5.400	10/01/2028	24,786
25,000	Indian River County, FL Water and Sewer[1]	5.250	09/01/2020	25,253
905,000	Indigo, FL Community Devel. District	5.750	05/01/2036	704,271
7,885,000	Island at Doral III, FL Community Devel. District Special Assessment[1]	5.900	05/01/2035	5,827,015
10,000	Jacksonville, FL Electric Authority (Water and Sewer)	5.250	10/01/2039	10,027
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027	35,225
25,000	Jacksonville, FL Sales Tax[1]	5.000	10/01/2030	24,998
4,005,000	K-Bar Ranch, FL Community Devel. District Special Assessment	5.450	05/01/2036	3,076,281
5,710,000	Keys Cove, FL Community Devel. District[1]	5.500	05/01/2036	4,485,491
1,200,000	Lake Ashton II, FL Community Devel. District	5.375	05/01/2036	928,428
240,000	Lake Frances, FL Community Devel. District Special Assessment	5.300	05/01/2037	169,394
75,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center)[1]	5.250	11/15/2025	75,291
250,000	Lakeside Landings, FL Devel. District	5.500	05/01/2038	184,605
1,000,000	Landmark at Doral, FL Community Devel. District Special Assessment	5.500	05/01/2038	666,160
4,500,000	Lee County, FL IDA (Cypress Cove Healthpark)[1]	6.750	10/01/2032	4,511,070
500,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	458,395
500,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	399,515
2,110,000	Lucaya, FL Community Devel. District	5.375	05/01/2035	1,640,166
2,500,000	Madeira, FL Community Devel. District	5.250	11/01/2014	2,200,850
2,500,000	Madeira, FL Community Devel. District	5.450	05/01/2039	1,799,225
530,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	485,538
1,775,000	Magnolia Creek, FL Community Devel. District	5.900	05/01/2039	1,411,675
1,480,000	Magnolia West, FL Community Devel. District Special Assessment	5.350	05/01/2037	1,105,945
1,925,000	Marsh Harbor, FL Community Devel. District, Series A	5.450	05/01/2036	1,645,779
F11 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$9,290,000	Meadow Pines, FL Community Devel. District Special Assessment[1]	6.250%	05/01/2034	$8,396,395
1,605,000	Meadow Woods, FL Community Devel. District Special Assessment	6.050	05/01/2035	1,349,837
3,015,000	Mediterranea, FL Community Devel. District Special Assessment[6]	5.600	05/01/2037	1,932,404
2,390,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[1]	6.800	11/15/2031	2,392,032
50,000	Miami, FL Health Facilities Authority (Catholic Health East)[1]	5.250	11/15/2028	49,199
2,470,000	Midtown Miami, FL Community Devel. District Special Assessment	6.500	05/01/2037	2,281,934
90,000	Mira Lago West, FL Community Devel. District	5.375	05/01/2036	71,688
4,260,000	Miromar Lakes, FL Community Devel. District	6.875	05/01/2035	3,887,932
3,500,000	Miromar Lakes, FL Community Devel. District	7.375	05/01/2032	3,398,465
3,930,000	Monterey/Congress, FL Community Devel. District Special Assessment	5.375	05/01/2036	3,075,225
975,000	Monterra, FL Community Devel. District Special Assessment[6]	5.000	11/01/2010	710,180
1,625,000	Monterra, FL Community Devel. District Special Assessment[6]	5.125	11/01/2014	1,175,298
740,000	Monterra, FL Community Devel. District Special Assessment[6]	5.500	05/01/2036	532,474
9,715,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	7,403,802
11,300,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	8,368,893
160,000	Naples, FL Hospital Revenue (Naples Community Hospital)[1]	5.250	10/01/2014	160,326
200,000	Naples, FL Hospital Revenue (Naples Community Hospital)[1]	5.500	10/01/2026	200,540
580,000	Naturewalk, FL Community Devel. District	5.300	05/01/2016	508,590
500,000	Naturewalk, FL Community Devel. District	5.500	05/01/2038	378,440
1,000,000	New Port Tampa Bay, FL Community Devel. District	5.300	11/01/2012	651,410
7,310,000	New Port Tampa Bay, FL Community Devel. District[1]	5.875	05/01/2038	4,724,161
1,800,000	Northern Palm Beach, FL Improvement District	5.350	08/01/2041	1,306,746
490,000	Oak Creek, FL Community Devel. District Special Assessment	5.800	05/01/2035	431,288
7,725,000	Oakland, FL Charter School[1]	6.950	12/01/2032	7,749,411
1,345,000	Oakmont Grove, FL Community Devel. District Special Assessment	5.250	05/01/2012	1,228,832
500,000	Oakmont Grove, FL Community Devel. District Special Assessment	5.400	05/01/2038	348,340
300,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)	8.875	07/01/2021	320,199
800,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)	9.000	07/01/2031	846,640
250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	209,145
375,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2038	306,671
F12 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$25,000	Orlando & Orange County, FL Expressway Authority[1]	5.000%	07/01/2028	$24,444
1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)	7.000	07/01/2036	1,203,313
35,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.500	12/01/2021	32,886
25,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.625	12/01/2031	22,252
2,100,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	1,665,636
1,425,000	Palm Glades, FL Community Devel. District	4.850	05/01/2011	1,349,432
2,510,000	Palm Glades, FL Community Devel. District	5.300	05/01/2036	1,926,952
460,000	Palm River, FL Community Devel. District	5.150	05/01/2013	422,137
265,000	Palm River, FL Community Devel. District	5.375	05/01/2036	201,228
4,675,000	Palma Sola Trace, FL Community Devel. District	5.750	05/01/2035	3,862,953
500,000	Parker Road, FL Community Devel. District	5.350	05/01/2015	444,900
500,000	Parker Road, FL Community Devel. District	5.600	05/01/2038	381,010
2,725,000	Parkway Center, FL Community Devel. District, Series A	6.125	05/01/2024	2,417,320
2,205,000	Parkway Center, FL Community Devel. District, Series A	6.300	05/01/2034	1,886,047
1,480,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,088,762
100,000	Pinellas County, FL Educational Facilities Authority (Barry University)[1]	5.375	10/01/2028	94,297
820,000	Pinellas County, FL Educational Facilities Authority (Barry University)[1]	5.875	10/01/2030	821,681
14,710,000	Pinellas County, FL Educational Facilities Authority (Eckerd College)[1]	5.250	10/01/2029	13,081,603
1,500,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	1,209,225
435,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	369,850
25,000	Port Everglades, FL Authority, Series A1	5.000	09/01/2016	25,120
775,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)	5.350	07/01/2027	653,798
300,000	Portfino Springs, FL Community Devel. District Special Assessment	5.500	05/01/2038	233,124
750,000	Portico, FL Community Devel. District	5.450	05/01/2037	578,550
2,670,000	Portofino Cove, FL Community Devel. District Special Assessment	5.250	05/01/2012	2,509,960
500,000	Portofino Cove, FL Community Devel. District Special Assessment	5.500	05/01/2038	388,540
285,000	Portofino Landings, FL Community Devel. District Special Assessment	5.200	05/01/2017	247,511
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment	5.400	05/01/2038	759,280
8,700,000	Quarry, FL Community Devel. District[1]	5.250	05/01/2016	7,768,926
710,000	Quarry, FL Community Devel. District	5.250	05/01/2036	551,045
F13 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$46,970,000	Quarry, FL Community Devel. District	5.500%	05/01/2036	$36,943,314
11,190,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	9,125,333
1,795,000	Reunion East, FL Community Devel. District	5.800	05/01/2036	1,468,202
6,025,000	Reunion East, FL Community Devel. District, Series A1	7.375	05/01/2033	6,188,458
2,440,000	Reunion West, FL Community Devel. District	6.250	05/01/2036	2,084,443
750,000	Ridgewood Trails, FL Community Devel. District	5.650	05/01/2038	579,458
2,500,000	River Glen, FL Community Devel. District Special Assessment	5.450	05/01/2038	1,868,175
1,165,000	Riverwood Estates, FL Community Devel. District Special Assessment[6]	5.350	05/01/2037	720,716
250,000	Rolling Hills, FL Community Devel. District	5.450	05/01/2037	187,413
400,000	Santa Rosa Bay, FL Bridge Authority[1]	6.250	07/01/2028	346,208
16,500,000	Sarasota, FL National Community Devel. District Special Assessment	5.300	05/01/2039	11,955,735
25,000	Seminole County, FL GO1	5.125	04/01/2010	25,054
2,290,000	Shingle Creek, FL Community Devel. District	6.100	05/01/2025	2,066,359
6,350,000	Shingle Creek, FL Community Devel. District[1]	6.125	05/01/2037	5,494,338
2,875,000	Six Mile Creek, FL Community Devel. District	5.875	05/01/2038	2,140,294
1,265,000	Sonoma Bay, FL Community Devel. District, Series A	5.450	05/01/2036	1,081,512
1,770,000	South Bay, FL Community Devel. District	5.125	11/01/2009	1,214,592
2,750,000	South Bay, FL Community Devel. District[6]	5.375	05/01/2013	1,817,283
5,400,000	South Bay, FL Community Devel. District	5.950	05/01/2036	3,492,666
75,000	South Lake County, FL Hospital District (Orlando Regional Healthcare System)[1]	5.800	10/01/2034	75,374
1,280,000	South-Dade, FL Venture Community Devel. District	6.125	05/01/2034	1,276,557
3,000,000	St. John’s Forest, FL Community Devel. District, Series A	6.125	05/01/2034	2,703,150
400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	307,472
990,000	Stonebrier, FL Community Devel. District	5.500	05/01/2037	761,914
880,000	Stonegate, FL Community Devel. District	6.000	05/01/2024	875,917
995,000	Stonegate, FL Community Devel. District	6.125	05/01/2034	992,323
1,055,000	Stoneybrook, FL South Community Devel. District	5.800	05/01/2039	849,570
730,000	Summerville, FL Community Devel. District	5.500	05/01/2036	533,645
10,000	Sunrise, FL Utility System[1]	5.250	10/01/2019	10,019
2,000,000	Sweetwater Creek, FL Community Devel. District	5.500	05/01/2038	1,455,400
2,535,000	Tern Bay, FL Community Devel. District[6]	5.000	05/01/2015	1,530,633
500,000	Tern Bay, FL Community Devel. District[6]	5.375	05/01/2037	296,510
4,880,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000	05/01/2036	4,101,445
245,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250	05/01/2037	180,207
F14 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$9,590,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.800%	05/01/2035	$7,760,228
9,350,000	Two Creeks, FL Community Devel. District[1]	5.250	05/01/2037	6,741,818
25,000	University of South Florida (University Bookstore)[1]	5.900	07/01/2010	25,070
750,000	University Square, FL Community Devel. District	5.875	05/01/2038	652,035
5,830,000	Verandah East, FL Community Devel. District[1]	5.400	05/01/2037	4,513,586
4,535,000	Verandah, FL Community Devel District	5.250	05/01/2036	3,458,981
1,085,000	Verano Center, FL Community Devel. District	5.375	05/01/2037	792,625
9,390,000	Verona Walk, FL Community Devel. District[1]	5.375	05/01/2037	7,371,807
1,000,000	Villa Portofino East, FL Community Devel. District	5.200	05/01/2037	717,950
1,755,000	Villa Portofino West, FL Community Devel. District	5.350	05/01/2036	1,344,190
2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment	5.350	05/01/2017	2,223,650
420,000	Villa Vizcaya, FL Community Devel. District Special Assessment	5.550	05/01/2039	316,701
900,000	Village, FL Community Devel. District, Series A	6.100	05/01/2034	903,573
710,000	Village, FL Community Devel. District, Series A	6.500	05/01/2033	726,792
1,600,000	Villages of Westport, FL Community Devel. District	5.700	05/01/2035	1,260,976
7,000,000	Villagewalk of Bonita Springs, FL Community Devel. District[1]	5.150	05/01/2038	5,205,200
5,100,000	Vista, FL Community Devel. District Special Assessment	5.375	05/01/2037	3,928,173
1,500,000	Waterford Estates, FL Community Devel. District Special Assessment	5.125	05/01/2013	1,314,075
2,470,000	Waterford Estates, FL Community Devel. District Special Assessment	5.500	05/01/2037	1,642,451
3,950,000	Watergrass, FL Community Devel. District Special Assessment	4.875	11/01/2010	3,773,277
1,250,000	Watergrass, FL Community Devel. District Special Assessment	5.125	11/01/2014	1,127,263
790,000	Watergrass, FL Community Devel. District Special Assessment	5.375	05/01/2039	598,006
5,815,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.500	05/01/2036	4,649,325
975,000	Waterlefe, FL Community Devel. District Golf Course	8.125	10/01/2025	894,036
6,835,000	Waters Edge, FL Community Devel. District[1]	5.300	05/01/2036	5,253,928
890,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	634,953
250,000	Waters Edge, FL Community Devel. District	5.400	05/01/2039	178,703
1,785,000	Waterstone, FL Community Devel. District	5.500	05/01/2018	1,560,590
3,960,000	Wentworth Estates, FL Community Devel. District	5.125	11/01/2012	3,569,900
3,725,000	Wentworth Estates, FL Community Devel. District	5.625	05/01/2037	2,675,481
8,420,000	West Palm Beach, FL Community Redevel. Agency[2]	5.000	03/01/2026	8,322,665
70,000	West Palm Beach, FL Utility System[1]	5.000	10/01/2027	70,000
1,100,000	West Villages, FL Improvement District	5.350	05/01/2015	973,962
4,145,000	West Villages, FL Improvement District	5.500	05/01/2037	3,041,062
3,500,000	West Villages, FL Improvement District	5.500	05/01/2038	2,559,340
7,450,000	West Villages, FL Improvement District[1]	5.800	05/01/2036	5,736,500
5,055,000	Westridge, FL Community Devel. District	5.800	05/01/2037	3,918,232
F15 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Florida Continued
$5,925,000	Westside, FL Community Devel. District[1]	5.650%	05/01/2037	$4,607,399
690,000	World Commerce, FL Community Devel. District Special Assessment	5.500	05/01/2038	540,967
5,530,000	World Commerce, FL Community Devel. District Special Assessment[1]	6.125	05/01/2035	4,914,400
2,800,000	World Commerce, FL Community Devel. District Special Assessment	6.500	05/01/2036	2,548,532
2,250,000	Wyld Palms, FL Community Devel. District	5.400	05/01/2015	1,996,965
1,465,000	Wyld Palms, FL Community Devel. District	5.500	05/01/2038	1,092,465
500,000	Zephyr Ridge, FL Community Devel. District[6]	5.250	05/01/2013	329,615
990,000	Zephyr Ridge, FL Community Devel. District[6]	5.625	05/01/2037	636,610

				525,222,230

Georgia—7.4%
13,140,000	Athens, GA Area Facilities Corp. COP (Georgia Dept. of Labor)[2]	5.000	06/15/2037	12,176,247
270,000	Athens, GA Area Facilities Corp. COP (Georgia Dept. of Labor)[1]	5.000	06/15/2037	250,196
12,990,000	Atlanta, GA Devel. Authority Student Hsg. (ADA/CAU Partners)[1]	6.000	07/01/2036	10,954,727
2,470,000	Atlanta, GA Devel. Authority Student Hsg. (ADA/CAU Partners)	6.250	07/01/2036	2,155,964
15,000	Atlanta, GA HDC (Bedford Tower)[1]	6.250	01/01/2015	15,207
20,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center)[1]	5.500	01/01/2034	16,779
10,000	Clark County, GA Hospital Authority (Athens Regional Medical)[1]	5.250	01/01/2029	10,065
50,000	Columbus, GA Building Authority[1]	5.500	04/01/2013	50,620
15,000	Dalton, GA Devel. Authority (Hamilton Health Care System)[1]	5.000	08/15/2028	15,008
30,000	Dalton, GA Devel. Authority (Hamilton Health Care System/Hamilton Medical Center Obligated Group)[1]	5.375	08/15/2016	30,365
20,000	De Kalb County, GA Devel. Authority (General Motors Corp.)[1]	6.000	03/15/2021	14,258
9,330,000	De Kalb County, GA Devel. Authority Public Purpose[1]	5.500	12/10/2023	8,473,319
10,000	De Kalb County, GA Hsg. Authority (Spring Chase Apartments)[1]	5.400	11/01/2030	10,047
3,795,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	4,055,147
5,670,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	6,058,679
100,000	Fulton County, GA Hospital Authority (Northside Hospital)[1]	5.125	10/01/2016	100,189
10,000	Fulton County, GA Hospital Authority (Northside Hospital)[1]	5.375	10/01/2012	10,022
25,000	GA Hsg. & Finance Authority (Hunters Grove)[1]	5.850	01/01/2017	25,164
22,000,000	GA Main Street Natural Gas[2]	5.500	09/15/2026	19,168,248
F16 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Georgia Continued
$13,000,000	GA Main Street Natural Gas[2]	5.500%	09/15/2027	$11,218,038
5,000,000	GA Main Street Natural Gas[2]	5.500	09/15/2028	4,282,900
8,565,000	GA Main Street Natural Gas[1]	6.000	07/15/2022	8,048,702
35,000,000	GA Main Street Natural Gas[1]	6.250	07/15/2028	32,660,250
10,000,000	GA Main Street Natural Gas[1]	6.250	07/15/2033	9,066,200
5,000,000	GA Main Street Natural Gas[1]	6.375	07/15/2038	4,575,350
120,000	GA Municipal Electric Authority, Series A1	5.000	11/01/2024	120,151
2,260,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2021	2,183,228
900,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2021	869,427
4,465,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2028	4,313,324
1,770,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2028	1,709,873
3,135,000	Northwestern Gwinnett County, GA Facilities Corp.[2]	5.000	06/15/2029	3,028,504
5,000	Private Colleges & Universities Authority, GA (Mercer University)[1]	5.375	06/01/2031	4,424
500,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400	01/01/2024	518,530
20,000	Savannah, GA Resource Recovery Devel. Authority[1]	5.100	08/01/2014	20,042
25,000	Smyrna, GA Hospital Authority (Emory-Adventist Hospital)[1]	5.500	08/01/2016	25,058
30,000	Smyrna, GA Hospital Authority (Emory-Adventist Hospital)	5.500	08/01/2026	30,040
40,000	Ware County, GA Hospital Authority (Southeast Health Unit)[1]	6.625	03/01/2017	41,482

				146,305,774

Hawaii—0.3%
4,200,000	HI Dept. of Budget & Finance Special Purpose (Kahala Nui)[1]	8.000	11/15/2033	4,514,958
500,000	HI Dept. of Budget & Finance Special Purpose (Kahala Senior Living Community)	7.875	11/15/2023	541,430
170,000	HI HFDC (Single Family Mtg.)[1]	5.450	07/01/2017	173,750

				5,230,138

Idaho—0.9%
11,520,000	ID Health Facilities Authority (Portneuf Medical Center)[1]	5.000	09/01/2035	10,154,189
65,000	ID Hsg. Agency (Multifamily Hsg.)[1]	6.700	07/01/2024	65,057
15,000	ID Hsg. Agency (Single Family Mtg.)[1]	5.800	07/01/2025	15,011
5,360,000	Pocatello, ID Devel. Authority Revenue Allocation Tax Increment, Series A1	6.000	08/01/2028	4,806,205
2,980,000	Twin Falls, ID Urban Renewal Agency, Series A	5.450	08/01/2022	2,758,407

				17,798,869

Illinois—6.7%
600,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	550,386
1,825,000	Bedford Park, IL Tax	5.125	12/30/2018	1,695,188
355,000	Carol Stream, IL Tax (Geneva Crossing)	5.000	12/30/2021	317,601
F17 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Illinois Continued
$20,035,000	Chicago, IL Board of Education[2]	5.000%	12/01/2035	$20,031,092
40,000	Chicago, IL GO	5.125	01/01/2029	40,120
235,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2035	228,279
5,000,000	Chicago, IL O’Hare International Airport (Delta Airlines)	6.450	05/01/2018	3,733,000
5,000,000	Chicago, IL Tax (Pilsen Redevel.)[1]	6.750	06/01/2022	5,209,150
195,000	Chicago, IL Waterworks[1]	5.000	11/01/2025	195,166
20,000	Cook County, IL (Jewish Federation)[1]	6.000	08/15/2022	20,032
2,400,000	Cook County, IL Community School District GO	7.125	06/01/2024	2,613,960
957,000	Cortland, IL Special Tax (Sheaffer System)	5.500	03/01/2017	897,188
270,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.400	03/01/2016	258,252
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	269,779
1,250,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)	5.375	03/01/2016	938,613
1,100,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)	6.000	03/01/2046	904,783
2,500,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)	6.000	03/01/2045	2,058,650
1,500,000	Hampshire, IL Special Service Area No. 19 (Crown Devel.-Prairie Ridge East)	6.000	03/01/2046	1,233,795
205,000	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	5.700	07/01/2019	205,910
10,000	IL Devel. Finance Authority (Geneva School District School 304)[1]	6.300	06/01/2010	10,105
145,000	IL Devel. Finance Authority Pollution Control (Central Illinois Public Service Company)	5.700	08/15/2026	145,222
500,000	IL Devel. Finance Authority Pollution Control (Illinois Power Company)[1]	5.400	03/01/2028	482,870
1,920,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.125	09/01/2025	1,715,462
750,000	IL Finance Authority (Franciscan Communities)	5.500	05/15/2027	654,893
750,000	IL Finance Authority (Franciscan Communities)	5.500	05/15/2037	622,148
2,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.625	02/15/2037	1,582,460
500,000	IL Finance Authority (Luther Oaks)	5.700	08/15/2028	437,170
500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	441,265
1,000,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)	5.125	08/15/2028	800,950
1,750,000	IL Finance Authority (Noble Network Charter Schools)	5.000	09/01/2027	1,415,155
2,000,000	IL Finance Authority (Noble Network Charter Schools)	5.000	09/01/2031	1,548,020
3,495,000	IL Finance Authority (Noble Network Charter Schools)	5.000	09/01/2032	2,684,999
15,000,000	IL Finance Authority (Resurrection Health Care)[2]	5.250	05/15/2029	14,200,125
F18 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Illinois Continued
$3,000,000	IL Finance Authority Student Hsg. (MJH Education Assistance)[1]	5.125%	06/01/2035	$2,040,510
30,000	IL GO1	5.125	12/01/2010	30,064
15,000	IL GO1	5.125	12/01/2011	15,029
10,600,000	IL Health Facilities Authority (Bromenn Healthcare)[1]	6.250	08/15/2018	10,627,772
5,000,000	IL Health Facilities Authority (Covenant Retirement Communities)[1]	5.625	12/01/2032	4,873,500
60,000	IL Health Facilities Authority (Decatur Memorial Hospital)[1]	5.375	11/15/2021	60,327
60,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[1]	5.625	01/01/2028	58,920
10,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.000	08/15/2027	10,000
35,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.125	08/15/2022	35,045
75,000	IL Health Facilities Authority (Loyola University)[1]	5.000	07/01/2024	75,203
15,000	IL Health Facilities Authority (Northwestern Medical Faculty Foundation)[1]	5.125	11/15/2028	15,041
80,000	IL Health Facilities Authority (Rockford Memorial Hospital/ Rockford Memorial Health Services Corp. Obligated Group)[1]	5.000	08/15/2021	80,077
25,000	IL Health Facilities Authority (Sarah Bush Lincoln Health Center)[1]	5.500	02/15/2016	25,123
85,000	IL Health Facilities Authority (Sarah Bush Lincoln Health Center)[1]	5.750	02/15/2022	85,258
10,500,000	IL Health Facilities Authority (Sinai Health System)[2]	5.100	08/15/2033	10,310,528
100,000	IL Metropolitan Pier & Exposition Authority[1]	5.250	06/15/2012	100,204
810,000	IL Metropolitan Pier & Exposition Authority[1]	6.500	06/15/2027	811,871
10,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Expansion)[2]	5.000	12/15/2028	10,072,450
95,000	Lake County, IL HFC, Series A1	6.700	11/01/2014	95,181
1,805,000	Lakemoor Village, IL Special Tax[1]	5.000	03/01/2027	1,624,897
2,725,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)	6.250	03/01/2034	2,577,278
1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)	6.125	03/01/2040	1,228,689
180,000	Markham, IL GO1	5.750	02/01/2028	174,767
1,250,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	1,097,425
495,000	Schaumburg, IL Multifamily Hsg. (Plum Grove)[1]	6.050	02/01/2031	513,548
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	438,060
6,015,000	Southwestern IL Devel. Authority (Local Government Programming)[1]	7.000	10/01/2022	5,686,942
1,150,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	1,017,463
30,000	Springfield, IL Water[1]	5.400	03/01/2015	30,222
1,000,000	Vernon Hills, IL Tax Increment (Town Center)	6.250	12/30/2026	949,180
1,000,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750	03/01/2036	847,590
F19 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Illinois Continued
$3,998,000	Volo Village, IL Special Service Area (Remington Pointe)	6.450%		03/01/2034	$3,739,849
1,820,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875		03/01/2036	1,631,120
1,734,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)	6.250		03/01/2035	1,596,459

					130,717,380

Indiana—1.2%
4,080,000	Dekalb City, IN Hospital Authority (Dekalb Memorial Hospital)	5.000		08/01/2016	3,754,294
1,600,000	Hamilton County, IN Redevel. District (Thomas Electrics)	5.100		02/01/2031	1,271,024
55,000	IN Devel. Finance Authority (USX Corp.)[1]	5.600		12/01/2032	51,963
330,000	IN Devel. Finance Authority (USX Corp.)[1]	6.150		07/15/2022	330,099
45,000	IN Health Facility Financing Authority (Community Hospital of Anderson)[1]	6.000		01/01/2023	45,020
15,000	IN Health Facility Financing Authority (Deaconess Hospital)[1]	5.500		03/01/2029	15,037
20,000	IN Health Facility Financing Authority (Hancock Memorial Hospital & Health Services)[1]	6.125		08/15/2017	20,065
70,000	IN Health Facility Financing Authority (Kings Daughters Hospital Assoc.)[1]	5.625		08/15/2027	68,835
50,000	IN Municipal Power Agency, Series A1	5.300		01/01/2023	50,011
10,000	Indianapolis, IN Gas Utility (Distribution System)[1]	5.000		08/15/2024	10,000
70,000	Marion County, IN Convention & Recreational Facilities Authority[1]	5.000		06/01/2027	68,988
55,000	Marion County, IN Convention & Recreational Facilities Authority[1]	5.000		06/01/2027	54,205
4,750,000	North Manchester, IN (Estelle Peabody Memorial Home)[1]	7.125		07/01/2022	4,805,148
65,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)[1]	5.400		08/01/2017	62,698
2,250,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500		07/01/2022	2,138,355
240,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)	6.000		05/15/2038	209,429
100,000	St. Joseph County, IN Economic Devel. (Madison Center)[1]	5.500		02/15/2021	99,283
13,000,000	St. Joseph County, IN Hospital Authority[2]	2.663	[5]	08/15/2046	9,750,014

					22,804,468

Iowa—2.2%
400,000	Bremer County, IA Retirement Facilities (Bartels Lutheran)	5.125		11/15/2020	356,860
700,000	Bremer County, IA Retirement Facilities (Bartels Lutheran)	5.375		11/15/2027	604,870
1,000,000	Dickinson County, IA Hsg. (Spirit Lake)	5.875		12/01/2036	836,480
25,000	Hills, IA (Mercy Hospital)[1]	5.000		08/15/2028	25,019
750,000	IA Finance Authority (Amity Fellowserve)	6.500		10/01/2036	692,423
F20 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Iowa Continued
$400,000	IA Finance Authority (Boys & Girls Home and Family Services)	5.900%	12/01/2028	$359,352
50,000	IA Finance Authority Health Care Facilities (Genesis Medical Center)[1]	5.200	07/01/2017	50,094
500,000	IA Finance Authority Retirement Community (Friendship Haven)	5.750	11/15/2019	479,135
1,000,000	IA Finance Authority Retirement Community (Friendship Haven)	6.000	11/15/2024	958,320
900,000	IA Finance Authority Retirement Community (Friendship Haven)	6.125	11/15/2032	836,406
350,000	IA Finance Authority Senior Hsg. (Bethany Manor)	5.450	11/01/2026	300,654
500,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	444,540
46,257,219	IA Tobacco Settlement Authority (TASC)[2]	5.625	06/01/2046	36,488,478
405,000	Iowa City, IA Sewer[1]	5.500	07/01/2022	405,697
30,000	Iowa City, IA Sewer[1]	5.750	07/01/2021	30,073

				42,868,401

Kansas—0.2%
1,605,000	Hays, KS Sales Tax	6.000	01/01/2025	1,563,270
95,000	La Cygne, KS Pollution Control (Kansas Gas & Electric Company)[1]	5.100	03/01/2023	95,096
50,000	Labette County, KS Hospital Revenue	5.750	09/01/2029	46,346
735,000	Overland Park, KS Transportation Devel. District (Grass Creek)	4.850	09/01/2016	704,542
2,485,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900	04/01/2024	2,125,818

				4,535,072

Kentucky—0.0%
30,000	Jefferson County, KY Health Facilities (Alliant Health System)[1]	5.125	10/01/2027	30,070
75,000	Jefferson County, KY Health Facilities (University Medical Center)[1]	5.250	07/01/2022	75,482
970,000	Kenton County, KY Airport (Delta Airlines)[6,8,9]	8.000	12/01/2015	8,730
5,000	KY EDFA (Pikeville Medical Center)[1]	5.700	02/01/2028	5,049
215,000	KY EDFA (St. Claire Medical Center)[1]	5.625	09/01/2021	215,404
80,000	KY Hsg. Corp.[1]	5.200	07/01/2022	81,418
15,000	Springfield, KY Educational Devel. (St. Catherine College)	5.750	10/01/2035	14,676

				430,829

Louisiana—1.9%
10,000	Calcasieu Parish, LA Industrial Devel. Board Pollution Control (Entergy Gulf States)[1]	5.450	07/01/2010	10,020
60,000	Epps, LA COP	8.000	06/01/2018	58,009
22,975,000	Jefferson Parish, LA Finance Authority (Single Family Mtg.)[2]	5.250	12/01/2032	23,521,365
F21 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Louisiana Continued
$2,000,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250%	09/01/2018	$907,800
35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	15,643
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	1,393,309
1,000,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2022	971,740
1,750,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2027	1,646,803
3,925,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2035	3,572,143
765,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	7.500	09/01/2016	766,920
1,355,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)	6.550	09/01/2025	1,297,927
25,000	LA Public Facilities Authority (Dillard University)[1]	5.300	08/01/2026	25,387
45,000	LA Public Facilities Authority (Touro Infirmary)[1]	5.500	08/15/2019	42,922
2,500,000	Lakeshore Villages, LA Master Community Devel. District	5.250	07/01/2017	2,237,125
75,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.000	07/15/2027	68,880
135,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.500	07/15/2018	135,050
290,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.600	07/15/2025	290,629
40,000	Orleans Parish, LA Parishwide School District[1]	5.125	09/01/2018	40,024
20,000	Orleans Parish, LA Parishwide School District[1]	5.375	09/01/2021	20,010
25,000	Orleans Parish, LA School Board	5.300	09/01/2013	25,025
170,000	Orleans Parish, LA School Board	5.375	09/01/2018	170,077
300,000	Pointe Coupee Parish, LA Pollution Control (Gulf State Utilities Company)[1]	6.700	03/01/2013	299,982
500,000	St. Tammany Parish, LA Hospital Service District (St. Tammany Parish Hospital)	5.000	07/01/2022	459,890
25,000	Terrebonne Parish, LA Hospital Service District No. 1 (Terrebonne General Medical Center)[1]	5.375	04/01/2028	25,162
175,000	West Feliciana Parish, LA Pollution Control (Entergy Gulf States)[8]	7.000	11/01/2015	175,865

				38,177,707

Maryland—0.5%
10,000	Baltimore, MD Wastewater	5.125	07/01/2042	9,950
250,000	Frederick, MD (Carrollton Apartments)[1]	5.850	03/01/2028	259,740
25,000	MD EDC Student Hsg. (Allegheny College Hsg.)	5.750	09/01/2020	23,495
40,000	MD EDC Student Hsg. (Allegheny College Hsg.)	6.000	09/01/2032	35,142
4,900,000	MD EDC Student Hsg. (Bowie State University)[1]	5.375	06/01/2033	3,897,950
F22 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Maryland Continued
$620,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	5.750%	06/01/2029	$597,017
520,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	6.000	06/01/2030	510,338
50,000	MD EDC Student Hsg. (Morgan State University)[1]	6.000	07/01/2034	45,634
2,000,000	MD EDC Student Hsg. (University of Maryland)[1]	5.625	10/01/2023	1,752,920
65,000	MD EDC Student Hsg. (University Village at Sheppard Pratt)	6.000	07/01/2033	59,409
625,000	MD H&HEFA (Edenwald)	5.200	01/01/2024	571,313
200,000	MD H&HEFA (Edenwald)	5.400	01/01/2031	177,982
200,000	MD H&HEFA (Edenwald)	5.400	01/01/2037	174,072
65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375	07/01/2020	65,131
20,000	MD H&HEFA (Medstar Health)[1]	5.500	08/15/2033	19,418
1,000,000	Prince Georges County, MD Special District (Victoria Falls)	5.250	07/01/2035	803,960
750,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)	5.250	01/01/2037	577,350

				9,580,821

Massachusetts—0.8%
60,000	Boston, MA Industrial Devel. Financing Authority (Boston Alzheimer’s Center)[1]	5.900	02/01/2022	60,583
100,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.750	02/01/2029	92,475
260,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	223,007
50,000	MA Devel. Finance Agency (Northern Berkshire Community Services)	6.250	08/15/2029	48,465
350,000	MA Devel. Finance Agency (Orchard Cove)[1]	5.250	10/01/2037	288,568
3,325,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)	5.125	06/01/2031	2,678,653
25,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	25,036
12,040,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2025	10,613,501
1,400,000	MA H&EFA (Nichols College)[1]	6.125	10/01/2029	1,402,646
200,000	MA H&EFA (Schepens Eye Research Institute)	6.500	07/01/2028	189,636
60,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	51,731
270,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	271,590
20,000	MA Turnpike Authority, Series A	5.000	01/01/2039	19,214
100,000	MA Turnpike Authority, Series B1	5.125	01/01/2023	100,703

				16,065,808

Michigan—0.9%
30,000	Clare County, MI Sewer Disposal System	5.850	11/01/2021	30,992
10,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	8,660
200,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	184,238
130,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2028	108,393
2,350,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	1,810,840
1,000,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	754,630
F23 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Michigan Continued
$500,000	Grand Traverse Academy, MI Public School Academy	5.000%	11/01/2022	$429,065
50,000	Howell, MI Public Schools[1]	5.000	05/01/2025	50,602
5,000	Kalamazoo, MI Hospital Finance Authority (Bronson Methodist Hospital)[1]	5.250	05/15/2018	5,059
2,175,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[1]	5.250	08/15/2027	1,945,886
10,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.000	08/15/2018	10,116
75,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.000	08/15/2031	74,693
25,000	MI Hospital Finance Authority (Pontiac Osteopathic Hospital)[1]	6.000	02/01/2014	25,018
265,000	MI Hospital Finance Authority (Port Huron Hospital/Marwood Manor Nursing Home)[1]	5.500	07/01/2015	265,607
10,000	MI Hospital Finance Authority (Sisters of Mercy Health System)[1]	5.250	08/15/2021	10,014
15,000	MI Hsg. Devel. Authority (Walled Lake Villa)[1]	6.000	04/15/2018	15,303
2,325,000	MI Job Devel. Authority Pollution Control (General Motors Corp.)[1]	5.550	04/01/2009	2,252,553
340,000	MI John Tolfree Health System Corp.[1]	6.000	09/15/2023	328,991
150,000	MI Public Educational Facilities Authority (Black River School)	5.800	09/01/2030	137,198
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	1,073,861
7,201,527	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850	08/31/2027	6,468,700
250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)[1]	5.500	06/01/2035	191,268
120,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A1	6.600	06/01/2022	123,282
40,000	Northern MI University[1]	5.000	12/01/2025	40,178
15,000	Oakland County, MI Sewer Disposal (White Lake Township)[1]	6.000	05/01/2013	15,217
450,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	392,499
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	1,174,626
405,000	Pontiac, MI Tax Increment Finance Authority	6.250	06/01/2022	347,040
40,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	5.250	11/15/2031	40,080
10,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	5.250	11/15/2035	9,985
100,000	Wayne County, MI Building Authority[1]	5.250	06/01/2016	100,212
				18,424,806
F24 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Minnesota—0.7%
$885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375%	02/15/2032	$734,789
600,000	Cottage Grove, MN Senior Hsg.	6.000	12/01/2046	562,152
750,000	Minneapolis, MN Tax Increment (St. Anthony Falls)	5.750	02/01/2027	697,193
1,000,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)	5.000	02/15/2027	930,660
250,000	Pine City, MN Health Care & Hsg. (North Branch)	6.000	10/20/2036	227,185
400,000	Pine City, MN Health Care & Hsg. (North Branch)	6.125	10/20/2047	361,228
1,615,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.000	02/01/2031	1,303,838
250,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.375	08/01/2021	232,513
1,500,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	1,321,860
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	293,361
6,976,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	7.000	03/01/2029	7,162,748
520,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	472,961

				14,300,488

Mississippi—0.1%
80,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750	07/01/2031	79,693
35,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	35,105
60,000	Lowndes County, MS Solid Waste Disposal & Pollution Control (Weyerhaeuser Company)[1]	6.800	04/01/2022	62,296
5,145,000	MS Home Corp. (Valley State Student Hsg.)	5.500	12/01/2035	1,728,720

				1,905,814

Missouri—4.2%
95,000	Bates County, MO Hospital (Bates County Memorial Hospital)[1]	5.650	03/01/2021	90,356
15,000	Bates County, MO Hospital (Bates County Memorial Hospital)[1]	5.750	03/01/2031	13,793
200,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	187,882
310,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2013	306,491
400,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2014	392,344
250,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	218,888
900,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	820,152
365,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	373,859
2,260,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	2,050,272
8,000,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	7,269,600
F25 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Missouri Continued
$675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	5.875%		12/01/2031	$486,034
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500		04/01/2021	373,480
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625		04/01/2027	359,836
250,000	Cottleville, MO COP[8]	5.100		08/01/2023	235,250
300,000	Cottleville, MO COP[8]	5.125		08/01/2026	275,676
990,000	Hawk Ridge, MO Transportation Devel. District	4.650		02/01/2017	906,652
3,840,000	Hawk Ridge, MO Transportation Devel. District	5.000		02/01/2030	3,070,426
13,500,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)[1]	7.200		05/01/2033	13,882,860
2,575,000	Independence, MO 39th Street Transportation	6.875		09/01/2032	2,556,821
20,000	Kansas City, MO Airport[1]	5.500		09/01/2014	20,265
1,285,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150		06/01/2016	1,232,983
1,250,000	Kansas City, MO Tax Increment (Briarcliff West)	5.400		06/01/2024	1,106,700
3,815,000	Kansas City, MO Tax Increment (Southtown)	6.000		03/01/2017	3,836,364
580,000	Lees Summit, MO IDA (Kensington Farms)	5.500		03/01/2021	544,133
250,000	Lees Summit, MO IDA (Kensington Farms)	5.750		03/01/2029	225,858
1,025,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875		10/01/2029	966,934
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.750		11/01/2026	1,931,811
15,000	MO Environmental Improvement & Energy Resources Authority[1]	5.550		07/01/2010	15,040
355,000	MO Grindstone Plaza Transportation Devel. District	5.500		10/01/2031	299,155
255,000	MO H&EFA (FHS)[1]	5.500		02/15/2024	255,831
15,000	MO H&EFA (FHS/FNH Obligated Group)[1]	5.375		02/15/2014	15,033
10,000	MO H&EFA (Fontbonne College)	5.200		10/01/2020	9,542
200,000	MO H&EFA (St. Lukes/Shawnee Mission Health System)[1]	5.375		11/15/2026	200,898
10,280,678	MO Hanley/Eager Road Transportation Devel. District, Series A	7.750	[3]	12/01/2023	3,213,843
40,000	MO HDC (Single Family Mtg.)[1]	5.550		03/01/2029	40,898
249,000	Northwoods, MO Transportation Devel. District	5.850		02/01/2031	187,191
1,675,000	Osage Beach, MO Tax Increment (Prewitts Point)	4.800		05/01/2016	1,566,209
1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)	5.000		05/01/2023	1,294,200
350,000	Ozark Centre, MO Transportation Devel. District	5.375		09/01/2032	302,953
1,500,000	Raymore, MO Tax Increment	5.375		03/01/2020	1,401,660
2,750,000	Raymore, MO Tax Increment	5.625		03/01/2028	2,449,178
2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.625		11/01/2025	2,247,325
9,000,000	St. Joseph, MO IDA (Living Community of St. Joseph)[1]	7.000		08/15/2032	8,620,290
1,000,000	St. Joseph, MO IDA, Series B	5.375		11/01/2023	901,470
1,005,000	St. Joseph, MO IDA, Series B	5.500		11/01/2027	897,937
F26 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
Missouri Continued
$150,000	St. Louis County, MO IDA (Multifamily Hsg.)[1]	5.950%		03/20/2031	$150,704
1,200,000	St. Louis, MO IDA (Southtown Redevel.)	5.125		05/01/2026	1,127,304
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)	6.000		08/04/2025	454,122
854,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000		08/21/2026	800,787
1,896,000	St. Louis, MO Tax Increment (1619 Washington)	5.500		03/09/2027	1,669,656
700,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	609,448
545,000	St. Louis, MO Tax Increment (Printers Lofts)	6.000		08/21/2026	511,041
806,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	702,026
500,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	435,500
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)	6.690		04/21/2029	983,848
375,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	325,871
3,525,000	St. Louis, MO Tax Increment, Series A	6.600		01/21/2028	3,488,763
620,000	Stone Canyon, MO Improvement District (Infrastructure)	5.700		04/01/2022	572,558
320,000	Stone Canyon, MO Improvement District (Infrastructure)	5.750		04/01/2027	284,582
35,000	University of Missouri (System Facilities)[1]	5.000		11/01/2018	35,063
1,000,000	University Place, MO Transportation Devel. District	5.000		03/01/2026	828,100
2,500,000	University Place, MO Transportation Devel. District	5.000		03/01/2032	1,954,075

					82,587,821

Montana—0.1%
1,450,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	0.000	[4]	09/01/2031	909,426
15,000	MT Board of Hsg., Series A1	5.200		08/01/2029	14,336
375,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000		05/15/2025	349,628

					1,273,390

Nebraska—1.4%
32,600,000	Central Plains, NE Gas Energy[2]	2.477	[5]	12/01/2026	24,409,217
40,000	Douglas County, NE Hospital Authority (Immanuel Medical Center)[1]	5.250		09/01/2021	40,758
450,000	Douglas County, NE Hsg. Authority (Orchard Gardens)	5.150		10/01/2032	399,654
25,000	Grand Island, NE Electric[1]	5.000		08/15/2009	25,062
3,065,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600		09/15/2029	2,676,327
40,000	Scotts Bluff County, NE Hospital Authority (Regional West Medical Center)[1]	5.250		11/15/2028	39,022
35,000	Scotts Bluff County, NE Hospital Authority (Regional West Medical Center)[1]	6.375		12/15/2008	35,103

					27,625,143
F27 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Nevada—1.7%
$325,000	Clark County, NV Improvement District	5.000%		02/01/2026	$259,301
260,000	Clark County, NV Improvement District	5.050		02/01/2031	197,582
20,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[1]	5.625		01/01/2032	13,102
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)	6.850	[3]	01/01/2019	2,045,625
1,000,000	Director of the State of NV Dept. of Business & Industry (Las Ventanas Retirement)	7.000		11/15/2034	693,240
1,170,000	Las Vegas, NV Local Improvement Bonds	6.250		06/01/2024	990,136
6,200,000	Las Vegas, NV Paiute Tribe, Series A1	6.625		11/01/2017	6,426,796
1,615,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.875		06/01/2021	1,512,528
9,270,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	6.125		06/01/2031	8,174,193
95,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.200		08/01/2016	89,382
135,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.250		08/01/2017	125,507
285,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.300		08/01/2018	262,599
650,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	5.850		08/01/2018	629,707
1,055,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000		08/01/2023	986,267
565,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000		08/01/2027	506,398
795,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.150		08/01/2037	691,984
3,280,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.400		06/01/2020	3,238,213
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.700		06/01/2028	7,382,900

					34,225,460

New Hampshire—1.2%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650	[3]	01/01/2029	73,831
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700	[3]	01/01/2030	722,632
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B1	6.000	[3]	01/01/2023	188,244
120,000	NH H&EFA (Catholic Medical Center)[1]	6.125		07/01/2032	121,444
4,010,000	NH H&EFA (Franklin Pierce College)[1]	6.050		10/01/2034	3,550,454
1,980,000	NH H&EFA (Portsmouth Christian Academy)	5.750		07/01/2023	1,885,653
6,115,000	NH H&EFA (Portsmouth Christian Academy)[1]	5.850		07/01/2033	5,512,795
4,555,000	NH H&EFA (Southern New Hampshire University)[1]	5.000		01/01/2030	3,823,831
8,410,000	NH H&EFA (Southern New Hampshire University)[1]	5.000		01/01/2036	6,845,992
40,000	NH H&EFA (St. Joseph Hospital/Youville House/Cove)[1]	5.500		07/01/2034	37,236
985,000	NH HE&HFA (Franklin Pierce College)[1]	5.300		10/01/2028	815,117
10,000	NH HE&HFA (St. Anselm College)[1]	5.150		07/01/2029	10,423

					23,587,652
F28 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
New Jersey—5.0%
$5,610,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300%		07/01/2023	$5,639,565
5,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[7]	6.625		07/01/2038	4,809,600
66,000,000	NJ Tobacco Settlement Financing Corp.[2]	5.000		06/01/2029	50,917,680
13,320,000	NJ Tobacco Settlement Financing Corp.[1]	4.625		06/01/2026	10,935,454
22,275,000	NJ Tobacco Settlement Financing Corp.[1]	4.750		06/01/2034	15,973,180
13,740,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	10,599,998

					98,875,477

New Mexico—0.7%
10,000	Albuquerque, NM Airport[1]	5.000		07/01/2019	10,016
35,000	Albuquerque, NM Gross Receipts	5.000		07/01/2021	35,206
1,495,000	Cabezon, NM Public Improvement District	6.300		09/01/2034	1,415,496
7,085,000	Eldorado, NM Area Water and Sanitation District[1]	6.000		02/01/2023	6,632,552
20,000	Farmington, NM Hospital (San Juan Medical Center/Interface, Inc. Obligated Group)[1]	5.000		06/01/2016	20,036
250,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	5.800		04/01/2022	242,640
30,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	6.375		04/01/2022	30,062
25,000	Hobbs, NM Health Facilities (Evangelical Lutheran Good Samaritan Society)[1]	5.500		05/01/2026	24,999
500,000	Mariposa East, NM Public Improvement District	6.000		09/01/2032	431,545
300,000	Montecito Estates, NM Public Improvement District	7.000		10/01/2037	276,342
3,380,000	NM Educational Assistance Foundation[1]	5.900		09/01/2031	3,413,293
25,000	NM Finance Authority (Workers Compensation Administration Building)[1]	5.600		09/01/2014	25,060
15,000	NM Mtg. Finance Authority (Single Family Mtg.)[1]	5.150		09/01/2028	15,447
25,000	Santa Fe County, NM (El Castillo Retirement Residences)[1]	5.750	[5]	05/15/2028	25,036
5,000	Santa Fe, NM Educational Facilities (St. John’s College)[1]	5.500		03/01/2024	4,897
100,000	Santa Fe, NM Educational Facilities (St. John’s College)[1]	5.500		03/01/2024	97,947

					12,700,574

New York—0.0%
50,000	NYC GO RIBS	8.343	[10]	08/27/2015	50,273

North Carolina—0.0%
165,000	NC Eastern Municipal Power Agency, Series B1	5.500		01/01/2017	165,096
20,000	NC Eastern Municipal Power Agency, Series B1	6.250		01/01/2023	20,015
20,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800		10/01/2034	19,181
625,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)	5.250		01/01/2032	499,606

					703,898
F29 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
North Dakota—0.5%
$1,110,000	Grand Forks, ND Health Care Facilities (United Hospital/United Health Resources Obligated Group)[1]	6.100%		12/01/2009	$1,113,341
4,455,000	Grand Forks, ND Health Care Facilities (United Hospital/United Health Resources Obligated Group)[1]	6.250		12/01/2019	4,466,672
3,990,000	Grand Forks, ND Health Care Facilities (United Hospital/United Health Resources Obligated Group)[1]	6.250		12/01/2024	3,999,456
10,000	Grand Forks, ND Sewer[1]	5.850		12/01/2015	10,033
25,000	Parshall, ND Water	5.500		09/01/2024	25,004
10,000	Ward County, ND Health Care Facilities (Trinity Medical Center)[1]	6.000		07/01/2010	10,119
40,000	Williston, ND Water Utility[1]	5.100		05/01/2013	40,041

					9,664,666

Ohio—9.1%
650,000	Blue Ash, OH Tax Increment Financing (Duke Realty)	5.000		12/01/2035	544,122
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	0.000	[4]	06/01/2037	3,118,500
4,885,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125		06/01/2024	4,355,173
4,730,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750		06/01/2034	3,915,778
14,570,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2030	12,602,467
11,275,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	9,160,261
70,620,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.500		06/01/2047	63,020,582
1,063,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251	[3]	06/01/2047	49,051,434
743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[3]	06/01/2052	20,335,910
2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000		11/01/2038	1,875,908
35,000	Clermont County, OH Hospital Facilities (Mercy Health System)[1]	5.625		09/01/2021	35,745
40,000	Cleveland, OH Airport System[1]	5.000		01/01/2031	39,785
220,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[8]	7.000		06/01/2018	222,387
305,000	Cleveland-Cuyahoga County, OH Port Authority (Myers University)	5.600		05/15/2025	293,889
850,000	Cleveland-Cuyahoga County, OH Port Authority (Perrysburg)	4.800		11/15/2035	678,734
15,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2027	15,135
695,000	Glenwillow Village, OH GO	5.875		12/01/2024	725,309
F30 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
Ohio Continued
$25,000	Greene County, OH Economic Devel. (YMCA)	6.000%		12/01/2023	$22,273
1,500,000	Greene County, OH University Hsg. (Central State University)	5.625		09/01/2032	1,284,630
1,880,000	Grove City, OH Tax Increment Financing	5.125		12/01/2016	1,769,663
2,500,000	Grove City, OH Tax Increment Financing	5.375		12/01/2031	2,012,800
1,180,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000		12/01/2022	1,047,215
15,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.500		09/01/2027	15,274
75,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)	6.625		08/15/2030	76,688
10,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/ PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group)[1]	5.400		12/01/2016	10,058
500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	505,805
1,260,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	1,245,132
655,000	Summit County, OH Port Authority (Twinsburg Township)	5.125		05/15/2025	578,994
110,000	Sylvania, OH Area Joint Recreational District[1]	6.000		12/01/2020	110,307
1,000,000	Toledo-Lucas County, OH Port Authority (Preston)	4.800		11/15/2035	809,500

					179,479,458

Oklahoma—1.4%
4,000,000	Chickasaw Nation, OK Health System[1]	6.250		12/01/2032	4,074,240
15,000	Grady County, OK Industrial Authority (Correctional Facilities)[1]	6.000		11/01/2029	15,090
500,000	Grady County, OK Industrial Authority (Correctional Facilities)	7.800		11/01/2014	337,555
4,000,000	Langston, OK EDA (Langston University)[1]	5.000		05/01/2030	3,437,000
5,575,000	Langston, OK EDA (Langston University)[1]	5.000		05/01/2035	4,671,237
1,870,000	Langston, OK EDA (Langston University)[1]	5.250		05/01/2026	1,724,645
185,000	OK HFA (Single Family Homeownership Loan Program)	5.403	[3]	03/01/2029	61,081
20,000	Texas County, OK Devel Authority Student Hsg. (OPS U-Goodwell)	5.450		11/01/2034	17,381
5,000,000	Tulsa, OK Municipal Airport Trust (American Airlines)[1]	6.250		06/01/2020	3,953,550
9,070,000	Tulsa, OK Municipal Airport Trust (American Airlines)[1]	7.350		12/01/2011	8,599,539

					26,891,318

Oregon—0.0%
10,000	Clackamas County, OR Hospital Facility Authority (Legacy Health System)[1]	5.500		02/15/2014	10,401
25,000	Clackamas County, OR Hospital Facility Authority (Williamette Falls Hospital)[1]	6.000		04/01/2019	25,212
10,000	OR GO (Elderly & Disabled Hsg.)[1]	5.500		08/01/2026	10,004
10,000	OR GO (Veterans Welfare)	5.250		10/01/2042	9,802
F31 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Oregon Continued
$50,000	OR GO (Veterans Welfare)[1]	6.000%		04/01/2032	$50,659
100,000	OR Health & Science University, Series A1	5.250		07/01/2028	99,993
25,000	OR Hsg. & Community Services Dept. (Single Family Mtg.)[1]	6.400		07/01/2018	25,364

					231,435

Pennsylvania—0.4%
75,000	Blair County, PA IDA (The Village at Penn State Retirement Community)	6.900		01/01/2022	75,947
55,000	Northeastern PA Hospital & Education Authority (WVHCS)[1]	5.250		01/01/2026	55,129
25,000	Northumberland County, PA IDA (NHS Youth Services)	5.500		02/15/2033	21,133
3,800,000	Northumberland County, PA IDA (NHS Youth Services)	7.750		02/15/2029	3,968,530
1,000,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250		01/01/2021	1,023,160
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625		07/01/2023	922,100
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A	5.625		07/01/2028	1,312,095

					7,378,094

Rhode Island—0.7%
5,000,000	Central Falls, RI Detention Facility[1]	7.250		07/15/2035	5,027,850
50,000	Providence, RI HDC (Barbara Jordan Apartments)[1]	6.750		07/01/2025	52,265
25,000	Providence, RI Public Building Authority[1]	5.400		12/15/2012	25,249
110,000	RI Health & Educational Building Corp. (Johnson & Wales University)[1]	6.100		04/01/2026	110,215
40,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500		04/01/2027	41,337
33,305,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[3]	06/01/2052	830,960
175,000	RI Tobacco Settlement Financing Corp. (TASC)	6.250		06/01/2042	158,473
211,125,000	RI Tobacco Settlement Financing Corp. (TASC)	6.580	[3]	06/01/2052	6,285,191
10,375,000	RI Tobacco Settlement Financing Corp. (TASC)	6.750	[3]	06/01/2052	215,178
1,500,000	Tiverton, RI Special Obligation Tax (Mount Hope Bay Village)	6.875		05/01/2022	1,553,790

					14,300,508

South Carolina—1.9%
30,000	Charleston County, SC (Care Alliance Health Services)[1]	5.000		08/15/2019	30,749
45,000	Edgefield County, SC Water and Sewer Authority	5.000		01/01/2028	41,526
25,000	Greer, SC Combined Utility System[1]	5.000		09/01/2025	25,067
35,000	Horry County, SC Hospital Facilities (Conway Hospital)[1]	5.000		07/01/2028	35,024
1,460,000	Lancaster County, SC (Edenmoor Improvement District)	5.375		12/01/2016	1,387,394
1,500,000	Lancaster County, SC (Edenmoor Improvement District)	5.750		12/01/2037	1,231,785
2,200,000	Lancaster County, SC (Sun City Carolina Lakes)	5.450		12/01/2037	1,720,092
8,915,000	Lee County, SC School Facilities, Series 2006[1]	6.000		12/01/2027	9,047,655
3,370,000	Lee County, SC School Facilities, Series 2007[1]	6.000		12/01/2031	3,376,841
F32 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
South Carolina Continued
$1,265,000	Newberry County, SC Special Source Revenue (Newberry County Memorial Hospital)[1]	5.250%		12/01/2029	$1,168,721
35,000	Piedmont, SC Municipal Power Agency[1]	5.000		01/01/2018	35,009
15,000	Piedmont, SC Municipal Power Agency[1]	5.000		01/01/2022	14,898
6,000,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[1]	6.200		11/01/2036	5,083,560
600,000	SC Connector 2000 Assoc. Toll Road, Series B1	5.535	[3]	01/01/2020	207,840
6,565,000	SC Connector 2000 Assoc. Toll Road, Series B1	5.781	[3]	01/01/2021	2,072,439
11,240,000	SC Connector 2000 Assoc. Toll Road, Series B1	6.697	[3]	01/01/2026	2,477,071
5,285,000	SC Educational Facilities Authority (Benedict College)[1]	5.600		07/01/2022	5,013,140
2,320,000	SC Educational Facilities Authority (Benedict College)[1]	5.625		07/01/2031	2,054,522
1,000,000	SC Educational Facilities Authority (Southern Wesleyan University)[1]	5.750		03/01/2029	951,910
50,000	SC Hsg. Finance & Devel. Authority, Series A-1[1]	5.300		07/01/2031	50,089
500,000	SC Jobs-EDA (Lutheran Homes)	5.625		05/01/2042	410,810
25,000	SC Public Service Authority[1]	5.000		01/01/2029	25,067
30,000	SC State Budget & Control Board (Harden Street Facilities)[1]	6.000		12/01/2011	30,086
115,000	Spartanburg County, SC Health Services[1]	5.300		04/15/2025	115,335

					36,606,630

South Dakota—0.1%
2,190,000	Mobridge, SD Health Care Facilities (Mobridge Regional Hospital)	5.000		12/01/2022	1,784,587
10,000	SD H&EFA (Prairie Lakes Health Care System)[1]	5.650		04/01/2022	10,022

					1,794,609

Tennessee—0.6%
6,710,000	Chattanooga, TN HE&HFB (Campus Devel. Foundation Phase I)[1]	5.000		10/01/2025	5,748,725
10,000	Jackson, TN Health Educational & Hsg. Facilities Board (Lambuth University)[1]	5.900		09/01/2015	10,028
15,000	Johnson City, TN H&EFB (Johnson City Medical Center)[1]	5.250		07/01/2028	15,251
15,000	Knox County, TN First Utility District Water & Sewer[1]	5.625		12/01/2019	15,184
5,980,000	Smyrna, TN Hsg. Assoc. (Imperial Garden Apartments)[1]	6.450		10/20/2035	6,313,445

					12,102,633

Texas—14.2%
300,000	Abilene, TX HFDC (Hendrick Medical Center)[1]	6.100		09/01/2015	300,870
130,000	Alice, TX GO1	5.200		02/01/2011	130,268
1,305,000	Anson, TX Education Facilities Corp. Student Hsg. (University of Texas/Waterview Park)	5.100		01/01/2034	992,883
6,285,000	Beasley, TX Higher Education Finance Corp., Series A1	5.125		12/01/2034	5,337,599
10,765,000	Bexar County, TX HFC (American Opportunity Hsg.)[1]	6.750		12/01/2037	9,540,589
F33 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
Texas Continued
$3,090,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[1]	6.000%		06/01/2021	$2,607,064
6,625,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[1]	6.000		06/01/2031	5,183,930
5,765,000	Bexar County, TX HFC (American Opportunity Hsg.-Waterford/Kingswood)[1]	7.000		12/01/2036	5,914,602
400,000	Bexar County, TX HFC (Doral Club)[1]	8.750		10/01/2036	342,464
40,000	Brazoria County, TX Municipal Utility District No. 18[1]	5.300		09/01/2028	36,948
20,000	Brazos County, TX HFDC (Franciscan Services Corp.)[1]	5.375		01/01/2032	19,189
150,000	Chimney Hill, TX Municipal Utility District[1]	5.500		10/01/2011	150,188
60,000	Collin County, TX HFC (Community College District Foundation)	5.250		06/01/2031	45,959
5,000	Cypress Hill, TX Municipal Utility District No. 1[1]	5.250		09/01/2025	4,873
30,000	Dallas, TX Civic Center (Convention Complex)[1]	5.000		08/15/2028	29,737
25,000	Dallas-Fort Worth, TX International Airport Facility[1]	5.200		01/15/2031	25,014
1,550,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)[1]	6.000		11/01/2014	792,779
700,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250		02/15/2036	651,105
7,650,000	Donna, TX GO1	6.250		02/15/2037	6,989,729
305,000	El Paso County, TX HFC (American Village Communities), Series A1	6.250		12/01/2020	310,222
335,000	El Paso County, TX HFC (El Paso American Hsg. Foundation), Series A1	6.375		12/01/2032	336,280
2,460,000	Folk, TX Avenue South Transportation District	5.625		11/01/2031	1,484,881
200,000	Fort Bend County, TX Municipal Utility District[1]	5.250		09/01/2021	200,264
20,000	Fort Bend, TX Independent School District[1]	5.375		02/15/2024	20,232
1,050,000	Grand Prairie, TX Metropolitan Utility & Reclamation District	6.500		04/01/2012	1,051,071
20,000	Harris County, TX HFDC (Texas Children’s Hospital)[1]	5.250		10/01/2029	20,496
45,000	Harris County-Houston, TX Sports Authority[1]	5.000		11/15/2025	42,315
1,000,000	Hidalgo County, TX Health Services Corp. (Mission Hospital)[1]	5.000		08/15/2022	911,300
65,000	Leander, TX Independent School District	5.457	[3]	08/15/2018	37,622
200,000	Lewisville, TX GO	5.700		09/01/2028	175,466
650,000	Lewisville, TX GO	6.000		10/01/2015	668,785
1,325,000	Lewisville, TX GO	6.000		10/01/2025	1,274,796
5,510,000	Lewisville, TX GO1	6.000		10/01/2034	4,837,449
1,025,000	Lewisville, TX GO	6.125		09/01/2029	1,038,407
2,345,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2022	2,017,849
1,530,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2025	1,284,282
770,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2032	618,995
130,000	Maverick County, TX Public Facility Corp.	6.375		02/01/2029	113,526
F34 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
Texas Continued
$270,000	Metro, TX HFDC (Wilson N. Jones Memorial Hospital)[1]	5.375%		01/01/2023	$270,429
580,000	Metro, TX HFDC (Wilson N. Jones Memorial Hospital)[1]	5.600		01/01/2017	581,328
240,000	Midlothian, TX Devel. Authority Tax Increment	5.125		11/15/2026	204,281
75,000	Mission, TX EDC[1]	6.600		01/01/2020	75,354
15,000	North TX Tollway Authority (Dallas North Tollway System)[1]	5.000		01/01/2023	14,999
245,000	Odessa, TX Junior College District[1]	5.000		12/01/2019	245,059
250,000	Pantego, TX EDC (Sales Tax)[1]	5.850		02/15/2022	251,013
50,000	Port of Corpus Christi, TX (Union Pacific Corp.)[1]	5.350		11/01/2010	50,057
1,680,000	Retama, TX Devel. Corp. (Retama Racetrack)[1]	10.000		12/15/2019	2,355,763
50,000	Richardson, TX Hospital Authority (Baylor/Richardson)[1]	5.625		12/01/2028	46,753
500,000	Ridge Parc, TX Devel. Corp. (Multifamily)[1]	6.100		06/20/2033	530,240
3,695,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)[1]	6.150		08/01/2022	2,988,073
35,000	San Marcos, TX GO1	5.000		08/15/2019	35,062
980,000	Tom Green County, TX HFDC (Shannon Health System/Shannon Medical Center)[1]	6.750		05/15/2021	1,014,966
20,000	Tomball, TX Hospital Authority (Tomball Regional Hospital)[1]	6.000		07/01/2025	20,030
25,000	Tomball, TX Hospital Authority (Tomball Regional Hospital)[1]	6.000		07/01/2029	24,837
7,000,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750		10/01/2037	6,686,400
15,130,000	TX Affordable Hsg. Corp. (American Opportunity for Hsg.)[1]	5.400		09/01/2022	13,579,175
29,340,000	TX Affordable Hsg. Corp. (American Opportunity for Hsg.)[8]	5.550		03/01/2032	25,759,053
445,000	TX Affordable Hsg. Corp. (Ashton Place & Woodstock Apartments)[1,6]	6.300		08/01/2033	298,996
320,000	TX Affordable Hsg. Corp. (Worthing Oaks Apartments)[1]	6.600		07/20/2037	340,675
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750		09/01/2027	75,550
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000		09/01/2033	332,429
35,000	TX GO1	5.375		08/01/2019	35,909
10,000,000	TX Multifamily Housing Options (Affordable Hsg.)[8]	2.608	[5]	01/01/2039	9,334,000
145,000,000	TX Municipal Gas Acquisition & Supply Corp.[2]	6.250		12/15/2026	137,564,400
1,990,000	TX Municipal Gas Acquisition & Supply Corp.[8]	3.335	[5]	12/15/2026	1,450,213
545,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[1,6]	6.625		03/01/2020	407,497
3,065,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[1,6]	6.750		03/01/2031	2,276,437
660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250		09/01/2036	609,708
3,000,000	TX Public Finance Authority Charter School Finance Corp. (Idea Academy)[1]	5.000		08/15/2030	2,493,510
6,500,000	TX Public Finance Authority Charter School Finance Corp. (Idea Academy)[1]	5.000		08/15/2037	5,187,715
F35 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Texas Continued
$5,600,000	TX Public Finance Authority Charter School Finance Corp. (Kipp)[1]	5.000%	02/15/2036	$4,460,400
4,445,000	Wichita County, TX HFDC (Wichita Falls Retirement Foundation)[1]	6.250	01/01/2028	4,229,195

				279,369,534

U.S. Possessions—0.0%
65,000	Puerto Rico Infrastructure	5.000	07/01/2041	61,493

Utah—0.1%
420,000	Emery County, UT Pollution Control (Pacificorp)[1]	5.650	11/01/2023	420,760
15,000	Sandy City, UT Industrial Devel. (King Properties)[1]	6.125	08/01/2016	15,030
335,000	Utah County, UT Charter School (Lincoln Academy)	5.875	06/15/2037	293,162
275,000	Utah County, UT Charter School (Renaissance Academy)	5.625	07/15/2037	231,602
1,500,000	West Valley City, UT Sewer (East Hollywood High School)	5.625	06/15/2037	1,263,420

				2,223,974

Vermont—0.6%
30,000	VT E&HBFA (Mary Hitchcock Memorial Hospital/Cooley Dickenson Hospital Obligated Group)[1]	5.000	11/15/2022	29,162
600,000	VT EDA (Wake Robin Corp.)	5.250	05/01/2026	517,656
285,000	VT EDA (Wake Robin Corp.)	6.300	03/01/2033	270,773
10,000,000	VT Educational & Health Buildings Financing Agency (Fletcher Allen Health Care)[1]	6.125	12/01/2027	10,156,400
925,187	VT Educational & Health Buildings Financing Agency (Marlboro College)	3.570	04/01/2019	801,499
225,000	VT Student Assistance Corp.[1]	5.000	03/01/2026	222,140

				11,997,630

Virginia—3.0%
345,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	345,531
2,300,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250	07/15/2025	2,047,207
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	667,821
100,000	Danville, VA IDA Educational Facilities (Averett University)	6.000	03/15/2016	100,894
3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450	03/01/2036	2,247,180
750,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800	03/01/2036	581,280
25,000	Greensville County, VA IDA (Georgia-Pacific Corp.)[1]	5.300	08/01/2014	22,409
25,000	Hampton Roads, VA Regional Jail Authority[1]	5.000	07/01/2028	24,444
900,000	New Port, VA CDA	5.600	09/01/2036	688,635
4,000,000	Norfolk, VA Water[1]	5.875	11/01/2020	3,993,360
F36 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
Virginia Continued
$65,000	Norton, VA IDA (Norton Community Hospital)	6.000%		12/01/2022	$65,391
5,000,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.350		09/01/2028	4,589,050
3,225,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450		09/01/2037	2,908,370
985,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500		08/01/2028	958,710
2,940,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500		08/01/2038	2,833,190
675,000	Suffolk, VA IDA (Lake Prince Center)	5.300		09/01/2031	585,677
3,700,000	VA Celebrate South CDA Special Assessment	6.250		03/01/2037	3,156,285
2,660,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000		06/01/2036	2,381,072
25,000	VA Hsg. Devel. Authority, Series B1	5.950		05/01/2016	25,565
30,000,000	VA Tobacco Settlement Authority[2]	5.000		06/01/2047	21,215,250
35,170,000	VA Tobacco Settlement Authority	5.670	[3]	06/01/2047	1,684,643
162,770,000	VA Tobacco Settlement Authority	5.770	[3]	06/01/2047	7,262,797
10,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[1]	6.250		03/01/2019	7,496

					58,392,257

Washington—4.5%
2,330,000	Bremerton, WA Hsg. Authority	5.300		06/01/2026	1,960,113
4,145,000	Bremerton, WA Hsg. Authority	5.500		06/01/2037	3,350,404
125,000	Kitsap County, WA Consolidated Hsg. Authority	5.600		12/01/2028	120,825
20,000	Pierce County, WA Hsg. Authority	5.800		12/01/2023	19,709
100,000	Port Camas, WA Public Industrial Corp. (James River Corp. of Virginia)[1]	6.700		04/01/2023	94,083
2,460,000	Seattle, WA Hsg. Authority (Gamelin House & Genesee)	5.700		11/01/2035	2,274,368
50,000	Seattle, WA Municipal Light & Power[1]	5.125		07/01/2022	50,573
165,000	Skagit Valley, WA College	5.625		11/01/2017	165,378
140,000	Skagit Valley, WA College	5.750		11/01/2023	140,371
500,000	Snohomish County, WA Hsg. Authority[1]	6.400		04/01/2026	501,380
500,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	5.250		01/01/2028	422,100
1,800,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	5.250		01/01/2034	1,456,272
25,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	6.000		01/01/2028	23,331
3,260,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)	6.000		01/01/2034	2,905,051
220,000	Vancouver, WA Hsg. Authority[1]	5.500		03/01/2028	220,062
25,000	WA COP (Dept. of General Administration)[1]	5.300		10/01/2010	25,053
F37 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
Washington Continued
$500,000	WA COP (Dept. of General Administration)[1]	5.625%	10/01/2020	$501,200
30,000	WA GO1	5.000	01/01/2024	30,131
19,500,000	WA Health Care Facilities Authority	5.500	08/15/2042	17,700,540
20,000	WA Health Care Facilities Authority (Multicare Health System)[1]	5.000	08/15/2022	20,173
17,020,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[2]	5.000	07/01/2025	14,375,359
7,340,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[2]	5.000	07/01/2030	6,199,479
18,500,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[2]	5.000	07/01/2038	15,625,390
10,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[1]	5.000	07/01/2025	8,691
15,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[1]	5.000	07/01/2030	12,613
4,295,000	WA Health Care Facilities Authority (Overlake Hospital Medical Center)[1]	5.000	07/01/2038	3,537,147
15,000,000	WA Health Care Facilities Authority (Providence Health System-Washington)[2]	5.250	10/01/2033	15,116,175
15,000	WA Health Care Facilities Authority (Swedish Health System)[1]	5.125	11/15/2022	15,169
90,000	WA Health Care Facilities Authority (Yakima Valley Memorial Hospital Assoc.)[1]	5.250	12/01/2020	92,108
145,000	WA Health Care Facilities Authority (Yakima Valley Memorial Hospital Assoc.)[1]	5.375	12/01/2027	130,638
10,000	WA HFC (Gonzaga University)[1]	5.850	07/01/2014	10,062
10,000	WA HFC (Nickerson Area Properties)	5.250	01/01/2023	9,287
45,000	WA HFC (Presbyterian Ministries)	5.450	01/01/2029	39,035
55,000	WA State University (Recreation Center)[1]	5.000	04/01/2032	55,039
195,000	WA Tobacco Settlement Authority (TASC)[1]	6.500	06/01/2026	196,018
25,000	WA Tobacco Settlement Authority (TASC)[1]	6.625	06/01/2032	24,542

				87,427,869

West Virginia—0.3%
1,000,000	Ohio County, WV Commission Tax Increment (Fort Henry Centre Financing District)	5.850	06/01/2034	980,980
50,000	Pleasants County, WV Pollution Control (Monongahela Power Company)[1]	6.150	05/01/2015	50,147
500,000	Wheeling, WV Tax Increment (Stone Building Renovation)	5.200	06/01/2025	444,955
1,500,000	Wheeling, WV Tax Increment (Stone Building Renovation)	5.500	06/01/2033	1,328,805
1,540,000	WV West Liberty State College, Series A1	6.000	06/01/2023	1,540,169
1,695,000	WV West Liberty State College, Series A1	6.125	06/01/2028	1,673,762

				6,018,818
F38 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
Wisconsin—0.2%
$5,000	Grant County, WI Hsg. Authority (Orchard Manor)[1]	5.250%	07/01/2018	$5,002
1,750,000	Sokaogon, WI Chippewa Community (Gaming)	7.000	01/01/2026	1,536,693
500,000	Waupun, WI Hsg. Authority (Christian Home & Rehabilitation)	5.000	12/01/2029	393,025
10,000	WI GO1	5.350	11/01/2016	10,024
5,000	WI H&EFA (Froedert & Community)[1]	5.375	10/01/2030	5,071
280,000	WI H&EFA (Kenosha Hospital & Medical Center)[1]	5.625	05/15/2029	280,322
185,000	WI H&EFA (Medical College of Wisconsin)[1]	5.500	12/01/2026	186,077
2,140,000	WI H&EFA (Richland Hospital)	5.375	06/01/2028	1,881,146
550,000	WI H&EFA (St. Clare Terrance)	5.750	12/01/2036	461,302

				4,758,662

Wyoming—0.0%
645,000	Cheyenne, WY Hsg. Authority (Foxcrest II)	5.400	06/01/2027	599,855

Total Municipal Bonds and Notes (Cost $2,900,500,869)				2,489,643,565

Corporate Bonds and Notes—0.0%
139,547	Delta Air Lines, Inc., Sr. Unsec. Nts.[8] (Cost $138,152)	8.000	12/01/2015	117,569

Total Investments, at Value (Cost $2,900,639,021)—126.7%				2,489,761,134
Liabilities in Excess of Other Assets—(26.7)				(525,450,924)

Net Assets—100.0%				$1,964,310,210

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Issue is in default. See Note 1 of accompanying Notes.

7.	When-issued security or delayed delivery to be delivered and settled after July 31, 2008. See Note 1 of accompanying Notes.

8.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2008 was $37,578,743, which represents 1.91% of the Fund’s net assets. See Note 5 of accompanying Notes.

9.	Non-income producing security.

10.	Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of accompanying Notes.
F39 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued
To simplify the listings of securities, abbreviations are used per the table below:

ADA	Atlanta Devel. Authority
AHF	American Housing Foundation
ARC	Assoc. of Retarded Citizens
BCC	Bethesda Company Care, Inc.
BCG	Bethesda Care Givers
BHA	Bethesda Hospital Assoc.
BHC	Bethesda Home Care
CAU	Clark Atlanta University
CDA	Communities Devel. Authority
CFGH	Central Florida Group Homes
CHHC	Community Health & Home Care
COP	Certificates of Participation
DKH	Day Kimball Hospital
E&HBFA	Educational Health Buildings Financing Agency
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EMH	Elmhurst Memorial Hospital
EMHH	Elmhurst Memorial Home Health
EMHS	Elmhurst Memorial Health System
FHA	Federal Housing Agency/Authority
FHS	Freeman Health System
FNH	Freeman Neosho Hospital
FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Health Educational and Housing Facility Board
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HNE	Healthnet of New England
HSC	Hospital for Special Care
IDA	Industrial Devel. Agency
MCAS	Medlantic Center for Ambulatory Surgery
MEDE	Medlantic Enterprises
MH	Memorial Hospital
MLTCC	Medlantic Long Term Care Corp.
MRI	Medlantic Research Institutes
NRH	National Rehabilitation Hospital
NYC	New York City
OHC	Oakwood Hospital Corp.
OUH	Oakwood United Hospitals
PP	Professionals PRN, Inc.
RIBS	Residual Interest Bonds
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
SAVRS	Select Auction Variable Rate Securities
SSNH	Sunny Slope Nursing Home
TASC	Tobacco Settlement Asset-Backed Bonds
TC	Travis Corp. (People Care)
VC	VinFen Corp.
VCS	VinFen Clinical Services
WVHCS	Wyoming Valley Health Care System
YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
F40 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES July 31, 2008

Assets
Investments, at value (cost $2,900,639,021)—see accompanying statement of investments	$2,489,761,134

Cash	835,034

Receivables and other assets:
Interest	32,068,809
Investments sold (including $4,805,469 sold on a when-issued or delayed delivery basis)	15,527,865
Shares of beneficial interest sold	4,921,349
Other	202,929

Total assets	2,543,317,120

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	458,163,000
Payable on borrowings (See Note 6)	97,800,000
Investments purchased (including $4,765,900 purchased on a when-issued or delayed delivery basis)	12,338,778
Shares of beneficial interest redeemed	6,578,275
Dividends	2,690,968
Distribution and service plan fees	397,130
Trustees’ compensation	269,766
Interest expense on borrowings	227,361
Shareholder communications	93,638
Transfer and shareholder servicing agent fees	72,485
Other	375,509

Total liabilities	579,006,910

Net Assets	$1,964,310,210

Composition of Net Assets
Par value of shares of beneficial interest	$248,799

Additional paid-in capital	2,499,296,594

Accumulated net investment income	7,589,565

Accumulated net realized loss on investments	(131,946,861)

Net unrealized depreciation on investments	(410,877,887)

Net Assets	$1,964,310,210

F41 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,605,257,030 and 203,162,745 shares of beneficial interest outstanding)	$7.90
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.29

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,642,058 and 4,529,411 shares of beneficial interest outstanding)	$7.87

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $323,411,122 and 41,106,864 shares of beneficial interest outstanding)	$7.87
See accompanying Notes to Financial Statements.
F42 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended July 31, 2008

Investment Income
Interest	$170,171,960

Other income	4,042

Total investment income	170,176,002

Expenses
Management fees	9,136,200

Distribution and service plan fees:
Class A	4,377,937
Class B	434,350
Class C	3,622,037

Transfer and shareholder servicing agent fees:
Class A	666,786
Class B	40,179
Class C	179,910

Shareholder communications:
Class A	209,686
Class B	11,945
Class C	48,240

Interest expense and fees on short-term floating rate notes issued (See Note 1)	16,215,330

Interest expense	3,577,281

Custodian fees and expenses	120,378

Trustees’ compensation	84,266

Other	696,307

Total expenses	39,420,832
Less reduction to custodian expenses	(8,330)

Net expenses	39,412,502

Net Investment Income	130,763,500

Realized and Unrealized Loss
Net realized loss on investments	(129,781,018)

Net change in unrealized depreciation on investments	(420,231,877)

Net Decrease in Net Assets Resulting from Operations	$(419,249,395)

See accompanying Notes to Financial Statements.
F43 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2008	2007
Operations
Net investment income	$130,763,500	$107,380,958

Net realized gain (loss)	(129,781,018)	11,126,828

Net change in unrealized appreciation (depreciation)	(420,231,877)	(44,042,527)

Net increase (decrease) in net assets resulting from operations	(419,249,395)	74,465,259

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(101,811,338)	(85,731,981)
Class B	(2,085,822)	(2,258,306)
Class C	(17,699,475)	(13,505,828)

	(121,596,635)	(101,496,115)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(82,512,242)	656,844,967
Class B	(8,360,490)	(3,750,449)
Class C	(4,891,393)	170,582,722

	(95,764,125)	823,677,240

Net Assets
Total increase (decrease)	(636,610,155)	796,646,384

Beginning of period	2,600,920,365	1,804,273,981

End of period (including accumulated net investment income of $7,589,565 and $4,498,217, respectively)	$1,964,310,210	$2,600,920,365

See accompanying Notes to Financial Statements.
F44 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(419,249,395)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,485,187,114)
Proceeds from disposition of investment securities	1,566,810,990
Short-term investment securities, net	18,142,930
Premium amortization	3,581,243
Discount accretion	(23,827,813)
Net realized loss on investments	129,781,018
Net change in unrealized depreciation on investments	420,231,877
Increase in interest receivable	(1,638,322)
Decrease in receivable for securities sold	9,907,181
Increase in other assets	(135,298)
Decrease in payable for securities purchased	(18,357,047)
Increase in payable for accrued expenses	213,979

Net cash provided by operating activities	200,274,229

Cash Flows from Financing Activities
Proceeds from bank borrowings	1,367,500,000
Payments on bank borrowings	(1,314,100,000)
Payments on short-term floating rate notes issued	(44,487,000)
Proceeds from shares sold	1,118,863,197
Payments on bank overdraft	(286,707)
Payment on shares redeemed	(1,279,795,683)
Cash distributions paid	(47,133,002)

Net cash used in financing activities	(199,439,195)

Net increase in cash	835,034

Cash, beginning balance	—

Cash, ending balance	$835,034

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $73,769,034.
Cash paid for interest on bank borrowings—$3,592,936.
Cash paid for interest on short-term floating rate notes issued—$16,215,330.
See accompanying Notes to Financial Statements.
F45 | OPPENHEIMER AMT-FREE MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$10.04	$10.08	$10.16	$9.53	$9.19

Income (loss) from investment operations:
Net investment income	.53 [1]	.51 [1]	.50 [1]	.55 [1]	.59
Net realized and unrealized gain (loss)	(2.17)	(.07)	(.03)	.63	.28

Total from investment operations	(1.64)	.44	.47	1.18	.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.48)	(.55)	(.55)	(.53)

Net asset value, end of period	$7.90	$10.04	$10.08	$10.16	$9.53

Total Return, at Net Asset Value[2]	(16.68)%	4.37%	4.78%	12.69%	9.60%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,605,257	$2,129,928	$1,494,775	$780,571	$568,156

Average net assets (in thousands)	$1,807,703	$1,838,511	$1,147,353	$639,474	$567,291

Ratios to average net assets:[3]
Net investment income	6.05%	4.93%	4.97%	5.56%	6.18%
Expenses excluding interest and fees on short-term floating rate notes issued	0.91%	0.79%	0.87%	0.92%	0.92%
Interest and fees on short-term floating rate notes issued[4]	0.73%	0.58%	0.62%	0.40%	0.26%

Total expenses	1.64%[5]	1.37%[5]	1.49%	1.32%[5]	1.18%[5,6,7]

Portfolio turnover rate	60%	18%	16%	15%	25%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of management fees less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F46 | OPPENHEIMER AMT-FREE MUNICIPALS

Class B Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$10.00	$10.04	$10.13	$9.50	$9.17

Income (loss) from investment operations:
Net investment income	.46 [1]	.42 [1]	.42 [1]	.48 [1]	.52
Net realized and unrealized gain (loss)	(2.17)	(.06)	(.04)	.63	.27

Total from investment operations	(1.71)	.36	.38	1.11	.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.40)	(.47)	(.48)	(.46)

Net asset value, end of period	$7.87	$10.00	$10.04	$10.13	$9.50

Total Return, at Net Asset Value[2]	(17.34)%	3.56%	3.87%	11.87%	8.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,642	$54,645	$58,570	$41,867	$47,024

Average net assets (in thousands)	$43,378	$57,919	$50,695	$43,648	$55,864

Ratios to average net assets:[3]
Net investment income	5.21%	4.09%	4.19%	4.83%	5.42%
Expenses excluding interest and fees on short-term floating rate notes issued	1.74%	1.59%	1.68%	1.69%	1.69%
Interest and fees on short-term floating rate notes issued[4]	0.73%	0.58%	0.62%	0.40%	0.26%

Total expenses	2.47%[5]	2.17%[5]	2.30%	2.09%[5]	1.95%[5,6,7]

Portfolio turnover rate	60%	18%	16%	15%	25%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of management fees less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F47 | OPPENHEIMER AMT-FREE MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$10.00	$10.04	$10.13	$9.50	$9.16

Income (loss) from investment operations:
Net investment income	.47 [1]	.43 [1]	.42 [1]	.47 [1]	.51
Net realized and unrealized gain (loss)	(2.17)	(.07)	(.04)	.64	.29

Total from investment operations	(1.70)	.36	.38	1.11	.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.40)	(.47)	(.48)	(.46)

Net asset value, end of period	$7.87	$10.00	$10.04	$10.13	$9.50

Total Return, at Net Asset Value[2]	(17.29)%	3.60%	3.89%	11.87%	8.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$323,411	$416,347	$250,929	$70,807	$27,793

Average net assets (in thousands)	$361,518	$344,756	$159,084	$40,236	$25,810

Ratios to average net assets:[3]
Net investment income	5.30%	4.16%	4.17%	4.70%	5.39%
Expenses excluding interest and fees on short-term floating rate notes issued	1.68%	1.55%	1.62%	1.69%	1.70%
Interest and fees on short-term floating rate notes issued[4]	0.73%	0.58%	0.62%	0.40%	0.26%

Total expenses	2.41%[5]	2.13%[5]	2.24%	2.09%[5]	1.96%[5,6,7]

Portfolio turnover rate	60%	18%	16%	15%	25%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of management fees less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F48 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer AMT-Free Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision
F49 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions
Purchased securities	$4,765,900
Sold securities	4,805,469
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $405,115,510 as of July 31, 2008, which represents 15.93% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”)
F50 | OPPENHEIMER AMT-FREE MUNICIPALS

creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2008, municipal bond holdings with a value of $556,971,478 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $458,163,000 in short-term floating rate notes issued and outstanding at that date.
At July 31, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rates[2]	Dates	Value
$2,000,000	AK HFC ROLs	9.749%	12/1/33	$1,920,160
2,500,000	AK HFC ROLs[3]	11.540	6/1/32	2,526,150
3,285,000	Athens, GA Area Facilities Corp. COP ROLs	9.589	6/15/37	2,321,247
11,500,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	7.340	6/1/33	6,520,960
5,010,000	Chicago, IL Board of Education ROLs	11.080	12/1/35	5,006,092
4,400,000	GA Main Street Natural Gas ROLs[3]	16.440	9/15/26	1,568,248
2,600,000	GA Main Street Natural Gas ROLs[3]	16.440	9/15/27	818,038
1,000,000	GA Main Street Natural Gas ROLs[3]	16.440	9/15/28	282,900
9,800,000	IA Tobacco Settlement Authority ROLs[3]	13.827	6/1/46	30,478
3,750,000	IL Finance Authority ROLs	8.840	5/15/29	2,950,125
2,625,000	IL Health Facilities Authority ROLs	10.097	8/15/33	2,435,528
2,500,000	IL Metropolitan Pier & Exposition Authority RITES	10.624	12/15/28	2,572,450
5,750,000	Jefferson Parish, LA Finance Authority (Single Family Mtg.) ROLs	10.481	12/1/32	6,296,365
8,965,000	NE Central Plains Gas Energy ROLs[3]	1.920	12/1/26	774,217
33,000,000	NJ Tobacco Settlement Authority ROLs[3]	7.000	6/1/29	17,917,680
F51 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rates[2]	Dates	Value
$3,145,000	Northwestern Gwinnett County, GA Facilities Corp. COP ROLs	9.53%	6/15/29	$2,719,356
3,750,000	NY Austin Trust Various States Inverse Certificates	13.422	10/1/33	3,866,175
7,260,000	Salt Verde, AZ Financial Corp. ROLs	11.148	12/1/37	2,956,417
5,750,000	Salt Verde, AZ Financial Corp. ROLs[3]	9.409	12/1/37	1,958,335
3,675,000	St. Joseph County, IN Hospital Authority ROLs[3]	2.939	8/15/46	425,014
29,000,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	17.090	12/15/26	21,564,400
15,000,000	VA Tobacco Settlement Authority ROLs[3]	7.000	6/1/47	6,215,250
9,815,000	WA Health Care Facilities Authority ROLs[3]	10.795	7/1/38	3,155,228
2,105,000	West Palm Beach, FL Community Redevel Agency ROLs[3]	10.530	3/1/26	2,007,665

				$98,808,478

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F40 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater”.

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2008, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at approximately $341,028,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2008, securities with an aggregate market value of $13,322,055, representing 0.68% of the Fund’s net assets, were in default.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.
F52 | OPPENHEIMER AMT-FREE MUNICIPALS

Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
$10,438,975	$—	$118,572,472	$424,252,276

1.	As of July 31, 2008, the Fund had $41,785,993 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2008, details of the capital loss carryforward(s) were as follows:

Expiring
2010	$9,598,553
2016	32,187,440

Total	$41,785,993

2.	As of July 31, 2008, the Fund had $76,786,479 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2007, the Fund utilized $5,610,440 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F53 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for July 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated
Net Investment	Net Realized Loss
Income	on Investments
$6,075,517	$6,075,517
The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007
Distributions paid from:
Exempt-interest dividends	$121,182,358	$101,287,185
Ordinary income	414,277	208,930

Total	$121,596,635	$101,496,115

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,434,955,558

Gross unrealized appreciation	$17,916,444
Gross unrealized depreciation	(442,168,720)

Net unrealized depreciation	$(424,252,276)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$33,915
Payments Made to Retired Trustees	18,866
Accumulated Liability as of July 31, 2008	182,772
F54 | OPPENHEIMER AMT-FREE MUNICIPALS

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
F55 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount
Class A
Sold	102,176,407	$910,757,033	87,690,405	$900,349,653
Dividends and/or distributions reinvested	7,257,780	63,366,022	5,299,379	54,355,692
Redeemed	(118,468,710)	(1,056,635,297)	(29,094,162)	(297,860,378)

Net increase (decrease)	(9,034,523)	$(82,512,242)	63,895,622	$656,844,967

Class B
Sold	1,213,825	$10,635,999	1,167,735	$11,935,473
Dividends and/or distributions reinvested	138,493	1,205,685	126,890	1,297,043
Redeemed	(2,288,281)	(20,202,174)	(1,661,395)	(16,982,965)

Net decrease	(935,963)	$(8,360,490)	(366,770)	$(3,750,449)

Class C
Sold	21,432,514	$190,068,712	21,167,619	$216,538,087
Dividends and/or distributions reinvested	1,060,919	9,197,327	687,740	7,025,377
Redeemed	(23,035,200)	(204,157,432)	(5,196,730)	(52,980,742)

Net increase (decrease)	(541,767)	$(4,891,393)	16,658,629	$170,582,722

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2008, were as follows:

	Purchases	Sales
Investment securities	$1,485,187,114	$1,566,810,990
F56 | OPPENHEIMER AMT-FREE MUNICIPALS

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2008, the Fund paid $889,997 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2008 for Class B and Class C shares were $1,882,026 and $4,703,268, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
F57 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
July 31, 2008	$529,729	$404,391	$139,173	$137,920
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund,
F58 | OPPENHEIMER AMT-FREE MUNICIPALS

based on its borrowings, at current commercial paper issuance rates (2.7228% as of July 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2008, the Fund had borrowings outstanding at an interest rate of 2.7228%. Details of the borrowings for the year ended July 31, 2008 are as follows:

Average Daily Loan Balance	$87,719,399
Average Daily Interest Rate	4.202%
Fees Paid	$457,066
Interest Paid	$3,592,936
7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F59 | OPPENHEIMER AMT-FREE MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer AMT-Free Municipals:
We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free Municipals, including the statement of investments, as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free Municipals as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 16, 2008
F60 | OPPENHEIMER AMT-FREE MUNICIPALS

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2008 are eligible for the corporate dividend-received deduction. 99.66% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
29 | OPPENHEIMER AMT-FREE MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
30 | OPPENHEIMER AMT-FREE MUNICIPALS

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
31 | OPPENHEIMER AMT-FREE MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Galli, Trustee (since 1993) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER AMT-FREE MUNICIPALS

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald H. Fielding, Vice President and Senior Portfolio Manager (since 2002) Age: 59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 44	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 36	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
33 | OPPENHEIMER AMT-FREE MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 35	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-February 2004). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data Services, Inc. (September 2000-May 2001). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
34 | OPPENHEIMER AMT-FREE MUNICIPALS

Robert G. Zack, Continued	Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 42	Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
35 | OPPENHEIMER AMT-FREE MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $45,300 in fiscal 2008 and $38,000 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,342 in fiscal 2008 and no such fees in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed $250,000 in fiscal 2008 and $352,190 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $251,342 in fiscal 2008 and $352,190 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual
Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1)	Exhibit attached hereto.

	(2)	Exhibits attached hereto.

	(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer AMT — Free Municipals

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	09/12/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	09/12/2008

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	09/12/2008